Exhibit 10.1

MEMORANDUM OF UNDERSTANDING

This Memorandum of Understanding (“MOU”) is made effective June 2, 2021 (the “Effective Date”) by and between Sugarmade, Inc., a California corporation with an office located at 750 Royal Oaks Drive, Suite 108 Monrovia, CA 91016 (“Company”); and Zarian Hadley, an individual resident of the State of California (“Applicant”), whose address for purposes of this MOU shall be 4177 Figueroa St., Los Angeles, CA 90037. Company and Applicant shall be referred to herein individually as a “Party” and collectively as the “Parties”. In addition, this MOU is witnessed by Edward Manolos (“Finder”), whose address for purposes of this MOU shall be 446 La Terraza Street South Pasadena, CA 91030, with respect to Finder services provided by Finder to the Parties to date and compensation to be paid Finder as further provided herein:

1.	PURPOSE & SCOPE. The purpose of this MOU is to set forth the terms and conditions, scope of work and responsibilities of the Parties associated with their collaboration on obtaining up to three (3) Los Angeles Dept. of Cannabis Regulation (“DCR”) retail delivery only licenses and related California Bureau of Cannabis Control (“BCC”) licenses as required (collectively, the “Licenses”, in the singular “License”, each as may be awarded to a “Licensed Entity”). Specifically, the Parties will cooperate on developing and submitting all documentation reasonably necessary to obtain each License in accordance with DCR and BCC regulations, including without limitation filing all ownership documentation as well as corporate governance documents or documents required by any government agency, including but not limited to the DCR, BCC and/or the Security and Exchange Commission (“SEC”).

2.	BACKGROUND. Both Parties have determined that each brings sufficient expertise, experience and resources to accomplish the objectives outlined herein, as follows.

a.	Company is a publicly traded product and branding/marketing enterprise investing in operations and technologies with disruptive potential, including without limitation the Company’s present investments in California licensed cannabis cultivation, distribution and delivery concerns.

b.	Applicant has experience in the Southern California cannabis industry and has submitted and maintained DCR Social Equity Program (“SEP”) Tier 1 and Tier 2 applications and confirmations which may be applied to the Licenses potentially available hereunder.

3.	COMPANY RESPONSIBILITIES AND EQUITY ALLOCATION. Company shall provide and pay for miscellaneous legal and other compliance services related to the DCR/BCC License application and award process as further provided herein, as well as venture financing for Licensed entities and related cannabis cultivation, supply or procurement. In exchange for these services, Company shall be entitled to not less than sixty-six and sixty-six hundredths’ percent (66.66%) equity interest in each Licensed Entity.

4.	APPLICANT RESPONSIBILITIES AND EQUITY ALLOCATION. Applicant shall provide services related to the DCR/BCC License application and award process hereunder, including without limitation maintaining his DCR SEP Tier 1 and Tier 2 application status in good standing, and maintaining compliance with all relevant DCR and BCC regulations. Upon the award of a License to any entity applicant as provided herein, Applicant shall be offered a position in that Licensed Entity, and shall be provided voting and profit distribution rights equal to his ownership percentage in such Licensed Entity, which shall be not less than thirty-three and thirty-four hundredths percent (33.34%).

APPLICANT shall also execute, on behalf of the licensing entity a licensing and intellectual property royalty agreement for the use of Company intellectual property (“Company IP”).

5.	DEFINITIVE AGREEMENTS. This MOU is intended to and shall be implemented by more definitive documents containing further material terms and conditions regarding the transactions discussed herein, which shall include all provisions, mechanisms, covenants indemnities, and performances which are reasonably required for the award and operation of the Licenses to be procured (the more definitive documents referred to herein as the “Definitive Agreements”). For example, and not by way of limitation, the Definitive Agreements will include the LLC operating agreement, Intellectual Property Licensing agreement, and management agreements for each prospective Licensed Entity. Accordingly, this MOU shall be binding on the Parties, but they acknowledge and agree that the Definitive Agreements shall further define their rights and obligations regarding related License applications, License awards, and operation of Licensed Entities, and such Definitive Agreements may materially modify the terms and conditions herein.

6.	FUNDING; COSTS. The Parties shall each be solely responsible for any and all costs associated with their responsibilities under this MOU as described above. Each Party shall bear legal and financial responsibility for the actions of its respective employees, officers, agents, representatives and contractors until otherwise allocated under related Definitive Agreements, including without limitation operating or management agreements for Licensed Entities.

7.	INCENTIVE PAYMENT SCHEDULE. Payments shall be made by Company to Applicant or Finder as follows.

Event	Payment	Receiving Party (or Finder); comments
Execution of Definitive Agreements and submission of each a License application	$50,000.00*[1]	Applicant
DCR approval of License application	$75,000.00*	Applicant
BCC approval of License application	$75,000.00*	Applicant
License award	$50,000.00**[2]	Finder fee
TOTAL	$250,000.00 (per License)	Applicant; Finder

1 * Payments made to Applicant shall be made against Applicant’s equity share of future profit distributions by Licensed entities. Company shall have sole responsibility for accounting and payment of future profit distributions.

2 ** Payment shall be made in two installments. One half to be paid upon execution of this agreement and submission the retail delivery application and one half to be paid upon issuances of the license by the BCC.

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8.	INDEMNIFICATION. Each Party agrees to indemnify, defend and hold harmless the other to the fullest extent permitted by law from and against any and all demands, claims, actions, liabilities, losses, damages, and costs, including reasonable attorney’s fees, arising out of or resulting from the indemnifying Party’s misrepresentations, acts or omissions related to its breach or performance of this MOU, and each Party shall bear its proportionate cost of any damages attributable to the fault of such Party, its officers, agents, employees and contractors. It is the intention of the Parties that, where fault is determined to have been contributory, principles of comparative fault will be applied.

9.	INSURANCE. Each Party, at its sole cost and expense, shall carry insurance or self-insure to cover its activities in connection with this MOU until the execution of Definitive Agreements regarding the insurance to be carried by each Licensed Entity in accordance with applicable law. The Parties acknowledge and agree that each Licensed Entity may be required to obtain, keep in force and maintain, insurance or equivalent programs of self- insurance, for general liability, workers compensation and business automobile liability adequate to cover potential liabilities.

10.	CONFIDENTIALITY. Under this MOU the Parties and Finder may exchange trade secrets, intellectual property, technical, business and marketing plans, prospective supplier/customer information and License application information and data as are reasonably required for each to perform their obligations hereunder. Each Party and Finder mutually agrees to keep in confidence and to use the same degree of care as it uses with respect to its own proprietary information to prevent disclosure to third parties of all such trade secrets, technical information and/or confidential business information received from a Party or Finder under this MOU (collectively “Confidential Information”). Unless otherwise agreed by the Parties and Finder, the confidentiality obligations herein shall survive termination of this MOU and shall extend in perpetuity. These restrictions of confidentiality above shall not apply to any information which:

a.	is in the public domain at the time of the disclosure or subsequently becomes in the public domain without any act or omission by the receiving Party, or Finder;

b.	can be shown by the receiving Party or Finder to be already in its possession; or

c.	is received by a Party to this MOU from a third party under no obligation of confidentiality to the other Party to this MOU.

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In the event disclosure of Confidential Information is compelled by judicial or other official process, including without limitation the License application process, the Parties and Finder will cooperate on any and all measures available to limit such disclosures, including without limitation applications for protective orders or other protections provided by applicable law.

11.	RETURN OF INFORMATION. In the event that the Parties are unsuccessful in completing any of the Definitive Agreements or receiving any or all of the Licenses contemplated by this MOU, each Party and Finder will, at its own expense, promptly return all copies of any Confidential Information to the producing Party upon request, except for that portion of the information which consists of derivative information, which will be destroyed and in the case of information stored in electronic form, it will be erased to the maximum extent practically possible. To the extent that data or electronic records containing information are retained by the receiving Party or Finder as data or records for the purposes of backup, recovery, contingency planning or business continuity planning or are otherwise not accessible in the ordinary course of business, such data or records, to the extent not otherwise permanently deleted or overwritten in the ordinary course of business, will not be accessed except as required for backup, recovery, contingency planning or business continuity purposes and, if restored or otherwise becoming accessible, will be permanently deleted forthwith. Notwithstanding the return or destruction of the information, the Parties and Finder shall continue to be bound by the confidentiality and other obligations under this MOU.

12.	TERM. This MOU shall expire in whole or in part (i) on the date that the Parties enter into one or more specific Definitive Agreements governing the obligations herein (for example and not by way of limitation, upon execution of a licensing agreement with Company or an LLC operating agreement for a Licensed Entity granting the equity shares recited herein); or (ii) upon the Parties’ failure to receive any or all the Licenses sought hereunder. The rights and obligations of the Parties contained in the Confidentiality sections 10 and 11 of this MOU shall continue in effect notwithstanding the termination of this MOU.

13.	DISPUTE RESOLUTION.

a.	Dispute Resolution. In the event a dispute arises, the parties shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement, including without limitation the determination of the scope or applicability of this Agreement to arbitrate (each, a “Dispute”), promptly by negotiation between the signatories who have authority to settle the controversy. Any party may give the other party written notice of any Dispute not resolved in the normal course of business. Within fifteen (15) days after delivery of the written notice, the receiving party shall submit to the other a written response. The notice and response shall include with reasonable particularity (i) a statement of each party’s position and a summary of arguments supporting that position, and (ii) the name and title of the executive who will represent that party and of any other person who will accompany the executive. Within thirty (30) days after delivery of the written notice, the executives of both parties shall meet at a mutually acceptable time and place. Unless otherwise agreed in writing by the negotiating parties, the above-described negotiation shall end at the close of the first meeting of executives described above (“First Meeting”). Such closure shall not preclude continuing or later negotiations, if desired.

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b.	Arbitration. If the parties do not agree on a written resolution of a Dispute pursuant to the procedures set forth in this section, Section 13, by the end of the First Meeting, then, except as otherwise provided in this Agreement, any Dispute shall be submitted to binding arbitration in Los Angeles County, California by a single arbitrator mutually chosen by the parties in writing, who shall be a retired judge or litigator with ten (10) years or more of experience with claims similar to the Dispute (provided, that lack of experience with claims involving the cannabis industry shall not be a cause for disqualification). If the parties cannot agree on an arbitrator, JAMS shall provide a list of six (6) candidates, and each party shall take turns striking candidates (beginning with the party who received the notice of arbitration) until there is a single arbitrator. The costs of the arbitration, including any JAMS administration fee, the arbitrator’s fee, and costs for the use of facilities during the hearings, shall be borne equally by the parties to the arbitration; provided that all costs and expenses of the dispute, including arbitrator fees and reasonable attorneys’ fees and costs incurred, shall be awarded to the prevailing or most prevailing party as determined by the arbitrator. The arbitrator shall not have any power to alter, amend, modify or change any of the terms of this Agreement nor to grant any remedy which is either prohibited by the terms of this Agreement, or not available in a court of law. The arbitrator shall render a written opinion not later than thirty (30) days after conclusion of the arbitration proceedings setting forth a determination of award, if any, and the basis for awarding (or not awarding) the relief sought by the parties, including findings of fact and conclusions of law. If JAMS refuses to arbitrate a Dispute, the parties shall cooperate in good faith to find an alternative arbitrator reasonably acceptable to the parties in writing. An arbitrator exceeds his or her powers by voiding or refusing to enforce any contracts or arbitration agreements between Parties based solely on the cannabis related nature of the contract.

c.	Irreparable Harm. Notwithstanding anything to the contrary in Section 13 if either Party in its sole judgment, acting reasonably, believes that any such dispute could cause it irreparable harm, such Party (a) will be entitled to seek equitable relief in order to avoid such irreparable harm and (b) will not be required to follow the procedures set forth in this Section 13.

14.	GENERAL PROVISIONS.

a.	Governing Law and Venue.This MOU shall be governed and interpreted in accordance with the laws of the State of California excepting its rules regarding choice or conflicts of law. Any dispute regarding the terms of the conditions of this MOU shall be resolved in the County of Los Angeles, State of California.

b.	Amendments. This MOU may only be amended or modified by a mutually executed written instrument between the Parties, including without limitation a Definitive Agreement.

c.	Entire Agreement. This MOU represents the entire agreement between the Parties as of the Effective Date and supersedes all prior negotiations, representations and agreements, whether written or oral between the Parties; provided, it is expressly subject to further definition and implementation via the Definitive Agreements.

d.	Severability. Should any portion of this MOU be judicially determined to be illegal or unenforceable, the remainder of the MOU shall continue in full force and effect, and either Party may renegotiate the terms affected by the severance.

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IN WITNESS WHEREOF the parties have each caused this MOU to be executed and delivered by a duly authorized representative as of the Effective Date.

SUGARMADE, INC. (COMPANY)

/s/ Jimmy Chan	6/3/2021
Jimmy Chan, CEO	Date

APPLICANT

/s/ Zarian Hadley	6/6/2021
Zarian Hadley	Date

FINDER

/s/ Edward Manolos	6/3/2021
Edward Manolos	Date

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AIRCRE contracts

STANDARD OFFER, AGREEMENT AND ESCROW INSTRUCTIONS FOR PURCHASE OF REAL ESTATE

(Non-Residential)

Dated: June 7, 2021

1. Buyer.

1.1 SWC Group Inc., and/or Assignee , (**"Buyer"**) hereby offers to purchase the real property, hereinafter described, from the owner thereof (**"Seller"**) (collectively, the **"Parties"** or individually, a **"Party"**), through an escrow (**"Escrow"**) to close ~~30 or~~ 15 days after the waiver or satisfaction of the Buyer's Contingencies, (**"Expected Closing Date"**) to be held by United Escrow - Joyce Kim (**"Escrow Holder"**) whose address is _________, Phone No. _________, Facsimile No. _________ upon the terms and conditions set forth in this agreement (**"Agreement"**). Buyer shall have the right to assign Buyer's rights hereunder, but any such assignment shall not relieve Buyer of Buyer's obligations herein unless Seller expressly releases Buyer.

1.2 The term **"Date of Agreement"** as used herein shall be the date when by execution and delivery (as defined in paragraph 20.2) of this document or a subsequent counteroffer thereto, Buyer and Seller have reached agreement in writing whereby Seller agrees to sell, and Buyer agrees to purchase, the Property upon terms accepted by both Parties.

2. Property.

2.1 The real property (**"Property"**) that is the subject of this offer consists of (insert a brief physical description) An approximately 1,175 sq. ft. of two building on approximately 6,750 sq. ft. of land, zoned LAC2. is located in the County of Los Angeles , is commonly known as (street address, city, state, zip) 5058 Valley Blvd., Los Angeles, CA 90032 and is legally described as: To be provided ine scrow (APN: 5221-002-026).

2.2 If the legal description of the Property is not complete or is inaccurate, this Agreement shall not be invalid and the legal description shall be completed or corrected to meet the requirements of Chicago Title Company - Anna Ma (**"Title Company"**), which shall issue the title policy hereinafter described.

2.3 The Property includes, at no additional cost to Buyer, the permanent improvements thereon, including those items which pursuant to applicable law are a part of the property, as well as the following items, if any, owned by Seller and at present located on the Property: electrical distribution systems (power panel, bus ducting, conduits, disconnects, lighting fixtures); telephone distribution systems (lines, jacks and connections only); space heaters; heating, ventilating, air conditioning equipment (**"HVAC"**); air lines; fire sprinkler systems; security and fire detection systems; carpets; window coverings; wall coverings; and _________ (collectively, the **"Improvements"**).

2.4 The fire sprinkler monitor: ☐ is owned by Seller and included in the Purchase Price, ☐ is leased by Seller, and Buyer will need to negotiate a new lease with the fire monitoring company, ☐ ownership will be determined during Escrow, or ☐ there is no fire sprinkler monitor.

2.5 Except as provided in Paragraph 2.3, the Purchase Price does not include Seller's personal property, furniture and furnishings, and _________ all of which shall be removed by Seller prior to Closing.

3. Purchase Price.

3.1 The purchase price (**"Purchase Price"**) to be paid by Buyer to Seller for the Property shall be $830,000.00 , payable as follows:
(Strike any not applicable)

(a) Cash down payment, including the Deposit as defined in paragraph 4.3 (or if an all cash transaction, the Purchase Price): $249,000.00

(b) Amount of "New Loan" as defined in paragraph 5.1, if any: $581,000.00

~~(c) Buyer shall take title to the Property subject to and/or assume the following existing deed(s) of trust (**"Existing Deed(s) of Trust"**) securing the existing promissory note(s) (**"Existing Note(s)"**):~~

~~(i) An Existing Note (**"First Note"**) with an unpaid principal balance as of the Closing of approximately:~~ _________

~~Said First Note is payable at _________ per month, including interest at the rate of _________ % per annum until paid (and/or the entire unpaid balance is due on _________).~~

~~(ii) An Existing Note (**"Second Note"**) with an unpaid principal balance as of the Closing of approximately:~~ _________

~~Said Second Note is payable at _________ per month, including interest at the rate of _________ % per annum until paid (and/or the entire unpaid balance is due on _________).~~

~~(d) Buyer shall give Seller a deed of trust (**"Purchase Money Deed of Trust"**) on the property, to secure the promissory note of Buyer to Seller described in paragraph 6 (**"Purchase Money Note"**) in the amount of:~~

Total Purchase Price: $830,000.00

3.2 If Buyer is taking title to the Property subject to, or assuming, an Existing Deed of Trust and such deed of trust permits the beneficiary to demand payment of fees including, but not limited to, points, processing fees, and appraisal fees as a condition to the transfer of the Property, Buyer agrees to pay such fees up to a maximum of 1.5% of the unpaid principal balance of the applicable Existing Note.

4. Deposits.

4.1 ☐ Buyer has delivered to Broker a check in the sum of _________, payable to Escrow Holder, to be delivered by Broker to Escrow Holder within 2 or _________ business days after both Parties have executed this Agreement and the executed Agreement has been delivered to Escrow Holder, or ☑ within 2 or _________ business days after both Parties have executed this Agreement and the executed Agreement has been delivered to Escrow Holder Buyer shall deliver to Escrow Holder a check in the sum of $24,900.00 . If said check is not received by Escrow Holder within said time period then Seller may elect to unilaterally terminate this transaction by giving written notice of such election to Escrow Holder whereupon neither Party shall have any further liability to the other under this Agreement. Should Buyer and Seller not enter into an agreement for purchase and sale, Buyer's check or funds shall, upon request by Buyer, be promptly returned to Buyer.

4.2 ~~Additional deposits:~~

~~(a) Within 5 business days after the Date of Agreement, Buyer shall deposit with Escrow Holder the additional sum of _________ to be applied to the Purchase Price at the Closing.~~

~~(b) Within 5 business days after the contingencies discussed in paragraph 9.1 (a) through (m) are approved or waived, Buyer shall deposit with Escrow Holder the additional sum of _________ to be applied to the Purchase Price at the Closing.~~

~~(c) If an Additional Deposit is not received by Escrow Holder within the time period provided then Seller may notify Buyer, Escrow Holder, and Brokers, in writing that, unless the Additional Deposit is received by Escrow Holder within 2 business days following said notice, the Escrow shall be deemed terminated without further notice or instructions.~~

4.3 Escrow Holder shall deposit the funds deposited with it by Buyer pursuant to paragraphs 4.1 and 4.2 (collectively the **"Deposit"**), in a State or Federally

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© 2019 AIR CRE. All Rights Reserved.
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chartered bank in an interest bearing account whose term is appropriate and consistent with the timing requirements of this transaction. The interest therefrom shall accrue to the benefit of Buyer, who hereby acknowledges that there may be penalties or interest forfeitures if the applicable instrument is redeemed prior to its specified maturity. Buyer's Federal Tax Identification Number is _________. NOTE: Such interest bearing account cannot be opened until Buyer's Federal Tax Identification Number is provided.

4.4 Notwithstanding the foregoing, within 5 days after Escrow Holder receives the monies described in paragraph 4.1 above, Escrow Holder shall release $100 of said monies to Seller as and for independent consideration for Seller's' execution of this Agreement and the granting of the contingency period to Buyer as herein provided. Such independent consideration is non-refundable to Buyer but shall be credited to the Purchase Price in the event that the purchase of the Property is completed.

4.5 Upon waiver of all of Buyer's contingencies the Deposit shall become non-refundable but applicable to the Purchase Price except in the event of a Seller breach, or in the event that the Escrow is terminated pursuant to the provisions of Paragraph 9.1(n) (Destruction, Damage or Loss) or 9.1(o) (Material Change).

5. Financing Contingency. *(Strike if not applicable)*

5.1 This offer is contingent upon Buyer obtaining from an insurance company, financial institution or other lender, a commitment to lend to Buyer a sum equal to at least 70 % of the Purchase Price, on terms acceptable to Buyer. Such loan (**"New Loan"**) shall be secured by a first deed of trust or mortgage on the Property. If this Agreement provides for Seller to carry back junior financing, then Seller shall have the right to approve the terms of the New Loan. Seller shall have 7 days following receipt of the commitment setting forth the proposed terms of the New Loan to approve or disapprove of such proposed terms. If Seller fails to notify Escrow Holder, in writing, of the disapproval within said 7 days it shall be conclusively presumed that Seller has approved the terms of the New Loan.

5.2 **If Buyer shall fail to notify its Broker, Escrow Holder and Seller, in writing within** 45 **days following the Date of Agreement, that the New Loan has not been obtained, it shall be conclusively presumed that Buyer has either obtained said New Loan or has waived this New Loan contingency.**

5.3 If Buyer shall notify its Broker, Escrow Holder and Seller, in writing, within the time specified in paragraph 5.2 hereof, that Buyer has not obtained said New Loan, this Agreement shall be terminated, and Buyer shall be entitled to the prompt return of the Deposit, plus any interest earned thereon, less only Escrow Holder and Title Company cancellation fees and costs, which Buyer shall pay.

~~6. Seller Financing. (Purchase Money Note). *(Strike if not applicable)*~~

~~6.1 If Seller approves Buyer's financials (see paragraph 6.5) the Purchase Money Note shall provide for interest on unpaid principal at the rate of _________ % per annum, with principal and interest paid as follows: _________. The Purchase Money Note and Purchase Money Deed of Trust shall be on the current forms commonly used by Escrow Holder, and be junior and subordinate only to the Existing Note(s) and/or the New Loan expressly called for by this Agreement.~~

~~6.2 The Purchase Money Note and/or the Purchase Money Deed of Trust shall contain provisions regarding the following (see also paragraph 10.3(b)):~~

~~(a) Prepayment. Principal may be prepaid in whole or in part at any time without penalty, at the option of the Buyer.~~

~~(b) Late Charge. A late charge of 6% shall be payable with respect to any payment of principal, interest, or other charges, not made within 10 days after it is due.~~

~~(c) Due On Sale. In the event the Buyer sells or transfers title to the Property or any portion thereof, then the Seller may, at Seller's option, require the entire unpaid balance of said Note to be paid in full.~~

~~6.3 If the Purchase Money Deed of Trust is to be subordinate to other financing, Escrow Holder shall, at Buyer's expense prepare and record on Seller's behalf a request for notice of default and/or sale with regard to each mortgage or deed of trust to which it will be subordinate.~~

~~6.4 WARNING: CALIFORNIA LAW DOES NOT ALLOW DEFICIENCY JUDGEMENTS ON SELLER FINANCING. IF BUYER ULTIMATELY DEFAULTS ON THE LOAN, SELLER'S SOLE REMEDY IS TO FORECLOSE ON THE PROPERTY.~~

~~6.5 Seller's obligation to provide financing is contingent upon Seller's reasonable approval of Buyer's financial condition. Buyer to provide a current financial statement and copies of its Federal tax returns for the last 3 years to Seller within 10 days following the Date of Agreement. Seller has 10 days following receipt of such documentation to satisfy itself with regard to Buyer's financial condition and to notify Escrow Holder as to whether or not Buyer's financial condition is acceptable. If Seller fails to notify Escrow Holder, in writing, of the disapproval of this contingency within said time period, it shall be conclusively presumed that Seller has approved Buyer's financial condition. If Seller is not satisfied with Buyer's financial condition or if Buyer fails to deliver the required documentation then Seller may notify Escrow Holder in writing that Seller Financing will not be available, and Buyer shall have the option, within 10 days of the receipt of such notice, to either terminate this transaction or to purchase the Property without Seller financing. If Buyer fails to notify Escrow Holder within said time period of its election to terminate this transaction then Buyer shall be conclusively presumed to have elected to purchase the Property without Seller financing. If Buyer elects to terminate, Buyer's Deposit shall be refunded less Title Company and Escrow Holder cancellation fees and costs, all of which shall be Buyer's obligation.~~

7. Real Estate Brokers.

7.1 Each Party acknowledges receiving a Disclosure Regarding Real Estate Agency Relationship, confirms and consents to the following agency relationships in this transaction with the following real estate broker(s) (**"Brokers"**) and/or their agents ("Agent(s)"):

Seller's Brokerage Firm Major Properties License No. 01417450 is the broker of (check one): ☑ the Seller; or ☐ both the Buyer and Seller (dual agent).

Seller's Agent Ron Kim License No. 01891773 is (check one): ☑ the Seller's Agent (salesperson or broker associate); or ☐ both the Seller's Agent and the Buyer's Agent (dual agent).

Buyer's Brokerage Firm CBD Investment Inc. License No. _________ is the broker of (check one): ☑ the Buyer; or ☐ both the Buyer and Seller (dual agent).

Buyer's Agent Kevin Kan License No. 02094483 is (check one): ☑ the Buyer's Agent (salesperson or broker associate); or ☐ both the Buyer's Agent and the Seller's Agent (dual agent).

The Parties acknowledge that other than the Brokers and Agents listed above, there are no other brokers or agents representing the Parties or due any fees and/or commissions under this Agreement. Buyer shall use the services of Buyer's Broker exclusively in connection with any and all negotiations and offers with respect to the Property for a period of 1 year from the date inserted for reference purposes at the top of page 1.

7.2 Buyer and Seller each represent and warrant to the other that he/she/it has had no dealings with any person, firm, broker, agent or finder in connection with the negotiation of this Agreement and/or the consummation of the purchase and sale contemplated herein, other than the Brokers and Agents named in paragraph 7.1, and no broker, agent or other person, firm or entity, other than said Brokers and Agents is/are entitled to any commission or finder's fee in connection with this transaction as the result of any dealings or acts of such Party. Buyer and Seller do each hereby agree to indemnify, defend, protect and hold the other harmless from and against any costs, expenses or liability for compensation, commission or charges which may be claimed by any broker, agent, finder or other similar party, other than said named Brokers and Agents by reason of any dealings or act of the indemnifying Party.

8. Escrow and Closing.

8.1 Upon acceptance hereof by Seller, this Agreement, including any counteroffers incorporated herein by the Parties, shall constitute not only the agreement of purchase and sale between Buyer and Seller, but also instructions to Escrow Holder for the consummation of the Agreement through the Escrow. Escrow Holder shall not prepare any further escrow instructions restating or amending the Agreement unless specifically so instructed by the Parties or a Broker herein. Subject to the reasonable approval of the Parties, Escrow Holder may, however, include its standard general escrow provisions. In the event that there is any conflict between the provisions of the Agreement and the provisions of any additional escrow instructions the provisions of the Agreement shall prevail as to the Parties and the Escrow Holder.

8.2 As soon as practical after the receipt of this Agreement and any relevant counteroffers, Escrow Holder shall ascertain the Date of Agreement as defined in paragraphs 1.2 and 20.2 and advise the Parties and Brokers, in writing, of the date ascertained.

8.3 Escrow Holder is hereby authorized and instructed to conduct the Escrow in accordance with this Agreement, applicable law and custom and practice of the community in which Escrow Holder is located, including any reporting requirements of the Internal Revenue Code. In the event of a conflict between the law of the state where the Property is located and the law of the state where the Escrow Holder is located, the law of the state where the Property is located shall prevail.

8.4 Subject to satisfaction of the contingencies herein described, Escrow Holder shall close this escrow (the **"Closing"**) by recording a general warranty deed (a grant deed in California) and the other documents required to be recorded, and by disbursing the funds and documents in accordance with this Agreement.

8.5 Buyer and Seller shall each pay one-half of the Escrow Holder's charges and Seller shall pay the usual recording fees and any required documentary transfer taxes. Seller shall pay the premium for a standard coverage owner's or joint protection policy of title insurance. (See also paragraph 11.)

8.6 Escrow Holder shall verify that all of Buyer's contingencies have been satisfied or waived prior to Closing. The matters contained in paragraphs 9.1 subparagraphs (b), (c), (d), (e), (g), (i), (n), and (o), 9.4, 12, 13, 14, 16, 18, 20, 21, 22, and 24 are, however, matters of agreement between the Parties only and are not instructions to Escrow Holder.

8.7 If this transaction is terminated for non-satisfaction and non-waiver of a Buyer's Contingency, as defined in paragraph 9.2 or disapproval of any other

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matter subject to Buyer's approval, then neither of the Parties shall thereafter have any liability to the other under this Agreement, except to the extent of a breach of any affirmative covenant or warranty in this Agreement. In the event of such termination, Buyer shall, subject to the provisions of paragraph 8.10, be promptly refunded all funds deposited by Buyer with Escrow Holder, less only the $100 provided for in paragraph 4.4 and the Title Company and Escrow Holder cancellation fees and costs, all of which shall be Buyer's obligation. If this transaction is terminated as a result of Seller's breach of this Agreement then Seller shall pay the Title Company and Escrow Holder cancellation fees and costs.

8.8 The Closing shall occur on the Expected Closing Date, or as soon thereafter as the Escrow is in condition for Closing; provided, however, that if the Closing does not occur by the Expected Closing Date and said Date is not extended by mutual instructions of the Parties, a Party not then in default under this Agreement may notify the other Party, Escrow Holder, and Brokers, in writing that, unless the Closing occurs within 5 business days following said notice, the Escrow shall be deemed terminated without further notice or instructions.

8.9 Except as otherwise provided herein, the termination of Escrow shall not relieve or release either Party from any obligation to pay Escrow Holder's fees and costs or constitute a waiver, release or discharge of any breach or default that has occurred in the performance of the obligations, agreements, covenants or warranties contained therein.

8.10 If this Escrow is terminated for any reason other than Seller's breach or default, then as a condition to the return of Buyer's deposit, Buyer shall within 5 days after written request deliver to Seller, at no charge, copies of all surveys, engineering studies, soil reports, maps, master plans, feasibility studies and other similar items prepared by or for Buyer that pertain to the Property.

9. Contingencies to Closing.

9.1 The Closing of this transaction is contingent upon the satisfaction or waiver of the following contingencies. **IF BUYER FAILS TO NOTIFY ESCROW HOLDER, IN WRITING, OF THE DISAPPROVAL OF ANY OF SAID CONTINGENCIES WITHIN THE TIME SPECIFIED THEREIN, IT SHALL BE CONCLUSIVELY PRESUMED THAT BUYER HAS APPROVED SUCH ITEM, MATTER OR DOCUMENT.** Buyer's conditional approval shall constitute disapproval, unless provision is made by the Seller within the time specified therefore by the Buyer in such conditional approval or by this Agreement, whichever is later, for the satisfaction of the condition imposed by the Buyer. Escrow Holder shall promptly provide all Parties with copies of any written disapproval or conditional approval which it receives. With regard to subparagraphs (a) through (m) the pre-printed time periods shall control unless a different number of days is inserted in the spaces provided.

(a) *Disclosure.* Seller shall make to Buyer, through Escrow, all of the applicable disclosures required by law (See AIR CRE ("**AIR**") standard form entitled "**Seller's Mandatory Disclosure Statement**") and provide Buyer with a completed Property Information Sheet ("**Property Information Sheet**") concerning the Property, duly executed by or on behalf of Seller in the current form or equivalent to that published by the AIR within 10 or ________ days following the Date of Agreement. Buyer has 10 days from the receipt of said disclosures to approve or disapprove the matters disclosed.

(b) *Physical Inspection.* Buyer has 10 or __30__ days following the receipt of the Property Information Sheet or the Date of Agreement, whichever is later, to satisfy itself with regard to the physical aspects and size of the Property.

(c) *Hazardous Substance Conditions Report.* Buyer has 30 or ________ days following the receipt of the Property Information Sheet or the Date of Agreement, whichever is later, to satisfy itself with regard to the environmental aspects of the Property. Seller recommends that Buyer obtain a Hazardous Substance Conditions Report concerning the Property and relevant adjoining properties. Any such report shall be paid for by Buyer. A "**Hazardous Substance**" for purposes of this Agreement is defined as any substance whose nature and/or quantity of existence, use, manufacture, disposal or effect, render it subject to Federal, state or local regulation, investigation, remediation or removal as potentially injurious to public health or welfare. A "**Hazardous Substance Condition**" for purposes of this Agreement is defined as the existence on, under or relevantly adjacent to the Property of a Hazardous Substance that would require remediation and/or removal under applicable Federal, state or local law.

(d) *Soil Inspection.* Buyer has 30 or ________ days following the receipt of the Property Information Sheet or the Date of Agreement, whichever is later, to satisfy itself with regard to the condition of the soils on the Property. Seller recommends that Buyer obtain a soil test report. Any such report shall be paid for by Buyer. Seller shall provide Buyer copies of any soils report that Seller may have within 10 days following the Date of Agreement.

(e) *Governmental Approvals.* Buyer has 30 or ________ days following the Date of Agreement to satisfy itself with regard to approvals and permits from governmental agencies or departments which have or may have jurisdiction over the Property and which Buyer deems necessary or desirable in connection with its intended use of the Property, including, but not limited to, permits and approvals required with respect to zoning, planning, building and safety, fire, police, handicapped and Americans with Disabilities Act requirements, transportation and environmental matters.

(f) *Conditions of Title.* Escrow Holder shall cause a current commitment for title insurance ("**Title Commitment**") concerning the Property issued by the Title Company, as well as legible copies of all documents referred to in the Title Commitment ("**Underlying Documents**"), and a scaled and dimensioned plot showing the location of any easements to be delivered to Buyer within 10 or ________ days following the Date of Agreement. Buyer has 10 days from the receipt of the Title Commitment, the Underlying Documents and the plot plan to satisfy itself with regard to the condition of title. The disapproval by Buyer of any monetary encumbrance, which by the terms of this Agreement is not to remain against the Property after the Closing, shall not be considered a failure of this contingency, as Seller shall have the obligation, at Seller's expense, to satisfy and remove such disapproved monetary encumbrance at or before the Closing.

(g) *Survey.* Buyer has 30 or ________ days following the receipt of the Title Commitment and Underlying Documents to satisfy itself with regard to any ALTA title supplement based upon a survey prepared to American Land Title Association ("**ALTA**") standards for an owner's policy by a licensed surveyor, showing the legal description and boundary lines of the Property, any easements of record, and any improvements, poles, structures and things located within 10 feet of either side of the Property boundary lines. Any such survey shall be prepared at Buyer's direction and expense. If Buyer has obtained a survey and approved the ALTA title supplement, Buyer may elect within the period allowed for Buyer's approval of a survey to have an ALTA extended coverage owner's form of title policy, in which event Buyer shall pay any additional premium attributable thereto.

(h) *Existing Leases and Tenancy Statements.* Seller shall within 10 or ________ days following the Date of Agreement provide both Buyer and Escrow Holder with legible copies of all leases, subleases or rental arrangements (collectively, "**Existing Leases**") affecting the Property, and with a tenancy statement ("**Estoppel Certificate**") in the latest form or equivalent to that published by the AIR, executed by Seller and/or each tenant and subtenant of the Property. Seller shall use its best efforts to have each tenant complete and execute an Estoppel Certificate. If any tenant fails or refuses to provide an Estoppel Certificate then Seller shall complete and execute an Estoppel Certificate for that tenancy. Buyer has 10 days from the receipt of said Existing Leases and Estoppel Certificates to satisfy itself with regard to the Existing Leases and any other tenancy issues.

(i) *Owner's Association.* Seller shall within 10 or ________ days following the Date of Agreement provide Buyer with a statement and transfer package from any owner's association servicing the Property. Such transfer package shall at a minimum include: copies of the association's bylaws, articles of incorporation, current budget and financial statement. Buyer has 10 days from the receipt of such documents to satisfy itself with regard to the association.

(j) *Other Agreements.* Seller shall within 10 or ________ days following the Date of Agreement provide Buyer with legible copies of all other agreements ("**Other Agreements**") known to Seller that will affect the Property after Closing. Buyer has 10 days from the receipt of said Other Agreements to satisfy itself with regard to such Agreements.

(k) *Financing.* If paragraph 5 hereof dealing with a financing contingency has not been stricken, the satisfaction or waiver of such New Loan contingency.

(l) *Existing Notes.* If paragraph 3.1(c) has not been stricken, Seller shall within 10 or ________ days following the Date of Agreement provide Buyer with legible copies of the Existing Notes, Existing Deeds of Trust and related agreements (collectively, "**Loan Documents**") to which the Property will remain subject after the Closing. Escrow Holder shall promptly request from the holders of the Existing Notes a beneficiary statement ("**Beneficiary Statement**") confirming: (1) the amount of the unpaid principal balance, the current interest rate, and the date to which interest is paid, and (2) the nature and amount of any impounds held by the beneficiary in connection with such loan. Buyer has 10 or ________ days following the receipt of the Loan Documents and Beneficiary Statements to satisfy itself with regard to such financing. Buyer's obligation to close is conditioned upon Buyer being able to purchase the Property without acceleration or change in the terms of any Existing Notes or charges to Buyer except as otherwise provided in this Agreement or approved by Buyer, provided, however, Buyer shall pay the transfer fee referred to in paragraph 3.2 hereof. Likewise if Seller is to carry back a Purchase Money Note then Seller shall within 10 or ________ days following the Date of Agreement provide Buyer with a copy of the proposed Purchase Money Note and Purchase Money Deed of Trust. Buyer has 10 or ________ days following the receipt of such documents to satisfy itself with regard to the form and content thereof.

(m) *Personal Property.* In the event that any personal property is included in the Purchase Price, Buyer has 10 or ________ days following the Date of Agreement to satisfy itself with regard to the title condition of such personal property. Seller recommends that Buyer obtain a UCC-1 report. Any such report shall be paid for by Buyer. Seller shall provide Buyer copies of any liens or encumbrances affecting such personal property that it is aware of within 10 or ________ days following the Date of Agreement.

(n) *Destruction, Damage or Loss.* Subsequent to the Date of Agreement and prior to Closing there shall not have occurred a destruction of, or damage or loss to, the Property or any portion thereof, from any cause whatsoever, which would cost more than $10,000.00 to repair or cure. If the cost of repair or cure is $10,000.00 or less, Seller shall repair or cure the loss prior to the Closing. Buyer shall have the option, within 10 days after receipt of written notice of a loss costing more than $10,000.00 to repair or cure, to either terminate this Agreement or to purchase the Property notwithstanding such loss, but without deduction or offset against the Purchase Price. If the cost to repair or cure is more than $10,000.00, and Buyer does not elect to terminate this Agreement, Buyer shall be entitled to any

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insurance proceeds applicable to such loss. Unless otherwise notified in writing, Escrow Holder shall assume no such destruction, damage or loss has occurred prior to Closing.

(o) *Material Change*. Buyer shall have 10 days following receipt of written notice of a Material Change within which to satisfy itself with regard to such change. "**Material Change**" shall mean a substantial adverse change in the use, occupancy, tenants, title, or condition of the Property that occurs after the date of this offer and prior to the Closing. Unless otherwise notified in writing, Escrow Holder shall assume that no Material Change has occurred prior to the Closing.

(p) *Seller Performance*. The delivery of all documents and the due performance by Seller of each and every undertaking and agreement to be performed by Seller under this Agreement.

(q) *Brokerage Fee*. Payment at the Closing of such brokerage fee as is specified in this Agreement or later written instructions to Escrow Holder executed by Seller and Brokers ("**Brokerage Fee**"). It is agreed by the Parties and Escrow Holder that Brokers are a third party beneficiary of this Agreement insofar as the Brokerage Fee is concerned, and that no change shall be made with respect to the payment of the Brokerage Fee specified in this Agreement, without the written consent of Brokers.

9.2 All of the contingencies specified in subparagraphs (a) through (m) of paragraph 9.1 are for the benefit of, and may be waived by, Buyer, and may be elsewhere herein referred to as "**Buyer's Contingencies**."

9.3 If any of Buyer's Contingencies or any other matter subject to Buyer's approval is disapproved as provided for herein in a timely manner ("**Disapproved Item**"), Seller shall have the right within 10 days following the receipt of notice of Buyer's disapproval to elect to cure such Disapproved Item prior to the Expected Closing Date ("**Seller's Election**"). Seller's failure to give to Buyer within such period, written notice of Seller's commitment to cure such Disapproved Item on or before the Expected Closing Date shall be conclusively presumed to be Seller's Election not to cure such Disapproved Item. If Seller elects, either by written notice or failure to give written notice, not to cure a Disapproved Item, Buyer shall have the right, within 10 days after Seller's Election to either accept title to the Property subject to such Disapproved Item, or to terminate this Agreement. Buyer's failure to notify Seller in writing of Buyer's election to accept title to the Property subject to the Disapproved Item without deduction or offset shall constitute Buyer's election to terminate this Agreement. The above time periods only apply once for each Disapproved Item. Unless expressly provided otherwise herein, Seller's right to cure shall not apply to the remediation of Hazardous Substance Conditions or to the Financing Contingency. Unless the Parties mutually instruct otherwise, if the time periods for the satisfaction of contingencies or for Seller's and Buyer's elections would expire on a date after the Expected Closing Date, the Expected Closing Date shall be deemed extended for 3 business days following the expiration of: (a) the applicable contingency period(s), (b) the period within which the Seller may elect to cure the Disapproved Item, or (c) if Seller elects not to cure, the period within which Buyer may elect to proceed with this transaction, whichever is later.

9.4 The Parties acknowledge that extensive local, state and Federal legislation establish broad liability upon owners and/or users of real property for the investigation and remediation of Hazardous Substances. The determination of the existence of a Hazardous Substance Condition and the evaluation of the impact of such a condition are highly technical and beyond the expertise of Brokers. The Parties acknowledge that they have been advised by Brokers to consult their own technical and legal experts with respect to the possible presence of Hazardous Substances on the Property or adjoining properties, and Buyer and Seller are not relying upon any investigation by or statement of Brokers with respect thereto. The Parties hereby assume all responsibility for the impact of such Hazardous Substances upon their respective interests herein.

10. Documents and Other Items Required at or Before Closing.

10.1 Five days prior to the Closing date Escrow Holder shall obtain an updated Title Commitment concerning the Property from the Title Company and provide copies thereof to each of the Parties.

10.2 Seller shall deliver to Escrow Holder in time for delivery to Buyer at the Closing:

(a) Grant or general warranty deed, duly executed and in recordable form, conveying fee title to the Property to Buyer.

(b) If applicable, the Beneficiary Statements concerning Existing Note(s).

(c) If applicable, the Existing Leases and Other Agreements together with duly executed assignments thereof by Seller and Buyer. The assignment of Existing Leases shall be on the most recent Assignment and Assumption of Lessor's Interest in Lease form published by the AIR or its equivalent.

(d) An affidavit executed by Seller to the effect that Seller is not a "foreign person" within the meaning of Internal Revenue Code Section 1445 or successor statutes. If Seller does not provide such affidavit in form reasonably satisfactory to Buyer at least 3 business days prior to the Closing, Escrow Holder shall at the Closing deduct from Seller's proceeds and remit to the Internal Revenue Service such sum as is required by applicable Federal law with respect to purchases from foreign sellers.

(e) If the Property is located in California, an affidavit executed by Seller to the effect that Seller is not a "nonresident" within the meaning of California Revenue and Tax Code Section 18662 or successor statutes. If Seller does not provide such affidavit in form reasonably satisfactory to Buyer at least 3 business days prior to the Closing, Escrow Holder shall at the Closing deduct from Seller's proceeds and remit to the Franchise Tax Board such sum as is required by such statute.

(f) If applicable, a bill of sale, duly executed, conveying title to any included personal property to Buyer.

(g) If the Seller is a corporation, a duly executed corporate resolution authorizing the execution of this Agreement and the sale of the Property.

10.3 Buyer shall deliver to Seller through Escrow:

(a) The cash portion of the Purchase Price and such additional sums as are required of Buyer under this Agreement shall be deposited by Buyer with Escrow Holder, by federal funds wire transfer, or any other method acceptable to Escrow Holder in immediately collectable funds, no later than 2:00 P.M. on the business day prior to the Expected Closing Date provided, however, that Buyer shall not be required to deposit such monies into Escrow if at the time set for the deposit of such monies Seller is in default or has indicated that it will not perform any of its obligations hereunder. Instead, in such circumstances in order to reserve its rights to proceed Buyer need only provide Escrow with evidence establishing that the required monies were available.

(b) If a Purchase Money Note and Purchase Money Deed of Trust are called for by this Agreement, the duly executed originals of those documents, the Purchase Money Deed of Trust being in recordable form, together with evidence of fire insurance on the improvements in the amount of the full replacement cost naming Seller as a mortgage loss payee, and a real estate tax service contract (at Buyer's expense), assuring Seller of notice of the status of payment of real property taxes during the life of the Purchase Money Note.

(c) The Assignment and Assumption of Lessor's Interest in Lease form specified in paragraph 10.2(c) above, duly executed by Buyer.

(d) Assumptions duly executed by Buyer of the obligations of Seller that accrue after Closing under any Other Agreements.

(e) If applicable, a written assumption duly executed by Buyer of the loan documents with respect to Existing Notes.

(f) If the Buyer is a corporation, a duly executed corporate resolution authorizing the execution of this Agreement and the purchase of the Property.

10.4 At Closing, Escrow Holder shall cause to be issued to Buyer a standard coverage (or ALTA extended, if elected pursuant to 9.1(g)) owner's form policy of title insurance effective as of the Closing, issued by the Title Company in the full amount of the Purchase Price, insuring title to the Property vested in Buyer, subject only to the exceptions approved by Buyer. In the event there is a Purchase Money Deed of Trust in this transaction, the policy of title insurance shall be a joint protection policy insuring both Buyer and Seller.

IMPORTANT: IN A PURCHASE OR EXCHANGE OF REAL PROPERTY, IT MAY BE ADVISABLE TO OBTAIN TITLE INSURANCE IN CONNECTION WITH THE CLOSE OF ESCROW SINCE THERE MAY BE PRIOR RECORDED LIENS AND ENCUMBRANCES WHICH AFFECT YOUR INTEREST IN THE PROPERTY BEING ACQUIRED. A NEW POLICY OF TITLE INSURANCE SHOULD BE OBTAINED IN ORDER TO ENSURE YOUR INTEREST IN THE PROPERTY THAT YOU ARE ACQUIRING.

11. Prorations and Adjustments.

11.1 *Taxes*. Applicable real property taxes and special assessment bonds shall be prorated through Escrow as of the date of the Closing, based upon the latest tax bill available. The Parties agree to prorate as of the Closing any taxes assessed against the Property by supplemental bill levied by reason of events occurring prior to the Closing. Payment of the prorated amount shall be made promptly in cash upon receipt of a copy of any supplemental bill.

11.2 *Insurance*. **WARNING**: Any insurance which Seller may have maintained will terminate on the Closing. Buyer is advised to obtain appropriate insurance to cover the Property.

11.3 *Rentals, Interest and Expenses*. Scheduled rentals, interest on Existing Notes, utilities, and operating expenses shall be prorated as of the date of Closing. The Parties agree to promptly adjust between themselves outside of Escrow any rents received after the Closing.

11.4 *Security Deposit*. Security Deposits held by Seller shall be given to Buyer as a credit to the cash required of Buyer at the Closing.

11.5 *Post Closing Matters*. Any item to be prorated that is not determined or determinable at the Closing shall be promptly adjusted by the Parties by appropriate cash payment outside of the Escrow when the amount due is determined.

11.6 *Variations in Existing Note Balances*. In the event that Buyer is purchasing the Property subject to an Existing Deed of Trust(s), and in the event that a Beneficiary Statement as to the applicable Existing Note(s) discloses that the unpaid principal balance of such Existing Note(s) at the closing will be more or less than the amount set forth in paragraph 3.1(c) hereof ("**Existing Note Variation**"), then the Purchase Money Note(s) shall be reduced or increased by an amount equal to such Existing Note Variation. If there is to be no Purchase Money Note, the cash required at the Closing per paragraph 3.1(a) shall be reduced or increased by the amount of such Existing Note Variation.

11.7 *Variations in New Loan Balance*. In the event Buyer is obtaining a New Loan and the amount ultimately obtained exceeds the amount set forth in paragraph 5.1, then the amount of the Purchase Money Note, if any, shall be reduced by the amount of such excess.

11.8 *Owner's Association Fees*. Escrow Holder shall: (i) bring Seller's account with the association current and pay any delinquencies or transfer fees from

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Seller's proceeds, and (ii) pay any up front fees required by the association from Buyer's funds.

12. Representations and Warranties of Seller and Disclaimers.

12.1 Seller's warranties and representations shall survive the Closing and delivery of the deed for a period of 3 years, and any lawsuit or action based upon them must be commenced within such time period. Seller's warranties and representations are true, material and relied upon by Buyer and Brokers in all respects. Seller hereby makes the following warranties and representations to Buyer and Brokers:

(a) *Authority of Seller.* Seller is the owner of the Property and/or has the full right, power and authority to sell, convey and transfer the Property to Buyer as provided herein, and to perform Seller's obligations hereunder.

(b) *Maintenance During Escrow and Equipment Condition At Closing.* Except as otherwise provided in paragraph 9.1(n) hereof, Seller shall maintain the Property until the Closing in its present condition, ordinary wear and tear excepted.

(c) *Hazardous Substances/Storage Tanks.* Seller has no knowledge, except as otherwise disclosed to Buyer in writing, of the existence or prior existence on the Property of any Hazardous Substance, nor of the existence or prior existence of any above or below ground storage tank.

(d) *Compliance.* Except as otherwise disclosed in writing, Seller has no knowledge of any aspect or condition of the Property which violates applicable laws, rules, regulations, codes or covenants, conditions or restrictions, or of improvements or alterations made to the Property without a permit where one was required, or of any unfulfilled order or directive of any applicable governmental agency or casualty insurance company requiring any investigation, remediation, repair, maintenance or improvement be performed on the Property.

(e) *Changes in Agreements.* Prior to the Closing, Seller will not violate or modify any Existing Lease or Other Agreement, or create any new leases or other agreements affecting the Property, without Buyer's written approval, which approval will not be unreasonably withheld.

(f) *Possessory Rights.* Seller has no knowledge that anyone will, at the Closing, have any right to possession of the Property, except as disclosed by this Agreement or otherwise in writing to Buyer.

(g) *Mechanics' Liens.* There are no unsatisfied mechanics' or materialmens' lien rights concerning the Property.

(h) *Actions, Suits or Proceedings.* Seller has no knowledge of any actions, suits or proceedings pending or threatened before any commission, board, bureau, agency, arbitrator, court or tribunal that would affect the Property or the right to occupy or utilize same.

(i) *Notice of Changes.* Seller will promptly notify Buyer and Brokers in writing of any Material Change (see paragraph 9.1(o)) affecting the Property that becomes known to Seller prior to the Closing.

(j) *No Tenant Bankruptcy Proceedings.* Seller has no notice or knowledge that any tenant of the Property is the subject of a bankruptcy or insolvency proceeding.

(k) *No Seller Bankruptcy Proceedings.* Seller is not the subject of a bankruptcy, insolvency or probate proceeding.

(l) *Personal Property.* Seller has no knowledge that anyone will, at the Closing, have any right to possession of any personal property included in the Purchase Price nor knowledge of any liens or encumbrances affecting such personal property, except as disclosed by this Agreement or otherwise in writing to Buyer.

12.2 Buyer hereby acknowledges that, except as otherwise stated in this Agreement, Buyer is purchasing the Property in its existing condition and will, by the time called for herein, make or have waived all inspections of the Property Buyer believes are necessary to protect its own interest in, and its contemplated use of, the Property. The Parties acknowledge that, except as otherwise stated in this Agreement, no representations, inducements, promises, agreements, assurances, oral or written, concerning the Property, or any aspect of the occupational safety and health laws, Hazardous Substance laws, or any other act, ordinance or law, have been made by either Party or Brokers, or relied upon by either Party hereto.

12.3 In the event that Buyer learns that a Seller representation or warranty might be untrue prior to the Closing, and Buyer elects to purchase the Property anyway then, and in that event, Buyer waives any right that it may have to bring an action or proceeding against Seller or Brokers regarding said representation or warranty.

12.4 Any environmental reports, soils reports, surveys, and other similar documents which were prepared by third party consultants and provided to Buyer by Seller or Seller's representatives, have been delivered as an accommodation to Buyer and without any representation or warranty as to the sufficiency, accuracy, completeness, and/or validity of said documents, all of which Buyer relies on at its own risk. Seller believes said documents to be accurate, but Buyer is advised to retain appropriate consultants to review said documents and investigate the Property.

13. Possession.

Possession of the Property shall be given to Buyer at the Closing subject to the rights of tenants under Existing Leases.

14. Buyer's Entry.

At any time during the Escrow period, Buyer, and its agents and representatives, shall have the right at reasonable times and subject to rights of tenants, to enter upon the Property for the purpose of making inspections and tests specified in this Agreement. No destructive testing shall be conducted, however, without Seller's prior approval which shall not be unreasonably withheld. Following any such entry or work, unless otherwise directed in writing by Seller, Buyer shall return the Property to the condition it was in prior to such entry or work, including the re-compaction or removal of any disrupted soil or material as Seller may reasonably direct. All such inspections and tests and any other work conducted or materials furnished with respect to the Property by or for Buyer shall be paid for by Buyer as and when due and Buyer shall indemnify, defend, protect and hold harmless Seller and the Property of and from any and all claims, liabilities, losses, expenses (including reasonable attorneys' fees), damages, including those for injury to person or property, arising out of or relating to any such work or materials or the acts or omissions of Buyer, its agents or employees in connection therewith.

15. Further Documents and Assurances.

The Parties shall each, diligently and in good faith, undertake all actions and procedures reasonably required to place the Escrow in condition for Closing as and when required by this Agreement. The Parties agree to provide all further information, and to execute and deliver all further documents, reasonably required by Escrow Holder or the Title Company.

16. Attorneys' Fees.

If any Party or Broker brings an action or proceeding (including arbitration) involving the Property whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees and costs. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "**Prevailing Party**" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred.

17. Prior Agreements/Amendments.

17.1 This Agreement supersedes any and all prior agreements between Seller and Buyer regarding the Property.

17.2 Amendments to this Agreement are effective only if made in writing and executed by Buyer and Seller.

18. Broker's Rights.

18.1 If this sale is not consummated due to the default of either the Buyer or Seller, the defaulting Party shall be liable to and shall pay to Brokers the Brokerage Fee that Brokers would have received had the sale been consummated. If Buyer is the defaulting party, payment of said Brokerage Fee is in addition to any obligation with respect to liquidated or other damages.

18.2 Upon the Closing, Brokers are authorized to publicize the facts of this transaction.

19. Notices.

19.1 Whenever any Party, Escrow Holder or Brokers herein shall desire to give or serve any notice, demand, request, approval, disapproval or other communication, each such communication shall be in writing and shall be delivered personally, by messenger, or by mail, postage prepaid, to the address set forth in this agreement or by facsimile transmission, electronic signature, digital signature, or email.

19.2 Service of any such communication shall be deemed made on the date of actual receipt if personally delivered, or transmitted by facsimile transmission, electronic signature, digital signature, or email. Any such communication sent by regular mail shall be deemed given 48 hours after the same is mailed. Communications sent by United States Express Mail or overnight courier that guarantee next day delivery shall be deemed delivered 24 hours after delivery of the same to the Postal Service or courier. If such communication is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

19.3 Any Party or Broker hereto may from time to time, by notice in writing, designate a different address to which, or a different person or additional persons to whom, all communications are thereafter to be made.

20. Duration of Offer.

20.1 If this offer is not accepted by Seller on or before 5:00 P.M. according to the time standard applicable to the city of Los Angeles on the date of

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be deemed made upon delivery to the other Party or either Broker herein of a duly executed writing unconditionally accepting the last outstanding offer or counteroffer.

21. LIQUIDATED DAMAGES. (This Liquidated Damages paragraph is applicable only if initialed by both Parties).
THE PARTIES AGREE THAT IT WOULD BE IMPRACTICABLE OR EXTREMELY DIFFICULT TO FIX, PRIOR TO SIGNING THIS AGREEMENT, THE ACTUAL DAMAGES WHICH WOULD BE SUFFERED BY SELLER IF BUYER FAILS TO PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT. THEREFORE, IF, AFTER THE SATISFACTION OR WAIVER OF ALL CONTINGENCIES PROVIDED FOR THE BUYER'S BENEFIT, BUYER BREACHES THIS AGREEMENT, SELLER SHALL BE ENTITLED TO LIQUIDATED DAMAGES IN THE AMOUNT OF $24,900.00. UPON PAYMENT OF SAID SUM TO SELLER, BUYER SHALL BE RELEASED FROM ANY FURTHER LIABILITY TO SELLER, AND ANY ESCROW CANCELLATION FEES AND TITLE COMPANY CHARGES SHALL BE PAID BY SELLER.

Buyer's Initials ______ Seller's Initials ______

22. ARBITRATION OF DISPUTES. (This Arbitration of Disputes paragraph is applicable only if initialed by both Parties.)

22.1 ANY CONTROVERSY AS TO WHETHER SELLER IS ENTITLED TO LIQUIDATED DAMAGES AND/OR BUYER IS ENTITLED TO THE RETURN OF THE DEPOSIT SHALL BE DETERMINED BY BINDING ARBITRATION ADMINISTERED BY * ~~THE JUDICIAL ARBITRATION & MEDIATION SERVICES, INC. ("JAMS")~~ IN ACCORDANCE WITH ITS COMMERCIAL ARBITRATION RULES ("COMMERCIAL RULES"). ARBITRATION HEARINGS SHALL BE HELD IN THE COUNTY WHERE THE PROPERTY IS LOCATED. SUCH CONTROVERSY SHALL BE ARBITRATED BY A SINGLE ARBITRATOR, APPOINTED UNDER THE COMMERCIAL RULES WHO HAS HAD AT LEAST 5 YEARS OF EXPERIENCE IN THE TYPE OF REAL ESTATE THAT IS THE SUBJECT OF THIS AGREEMENT. THE ARBITRATOR SHALL HEAR AND DETERMINE SAID CONTROVERSY IN ACCORDANCE WITH APPLICABLE LAW OF THE JURISDICTION WHERE THE PROPERTY IS LOCATED, THE INTENTION OF THE PARTIES AS EXPRESSED IN THIS AGREEMENT AND ANY AMENDMENTS THERETO, AND UPON THE EVIDENCE PRODUCED AT AN ARBITRATION HEARING. PRE-ARBITRATION DISCOVERY SHALL BE PERMITTED IN ACCORDANCE WITH THE COMMERCIAL RULES OR STATE LAW APPLICABLE TO ARBITRATION PROCEEDINGS. THE ARBITRATOR SHALL RENDER AN AWARD WITHIN 30 DAYS AFTER THE CONCLUSION OF THE HEARING, WHICH MAY INCLUDE ATTORNEYS' FEES AND COSTS TO THE PREVAILING PARTY PER PARAGRAPH 16 HEREOF AND SHALL BE ACCOMPANIED BY A REASONED OPINION. THE FAILURE OR REFUSAL OF A PARTY TO PAY SUCH PARTY'S REQUIRED SHARE OF THE DEPOSITS FOR ARBITRATOR COMPENSATION OR ADMINISTRATIVE CHARGES SHALL CONSTITUTE A WAIVER BY SUCH PARTY TO PRESENT EVIDENCE OR CROSS-EXAMINE WITNESSES, BUT SUCH WAIVER SHALL NOT ALLOW FOR A DEFAULT JUDGMENT AGAINST THE NON-PAYING PARTY IN THE ABSENCE OF EVIDENCE AND LEGAL ARGUMENT AS THE ARBITRATOR MAY REQUIRE FOR MAKING AN AWARD. JUDGMENT MAY BE ENTERED ON THE AWARD IN ANY COURT OF COMPETENT JURISDICTION NOTWITHSTANDING THE FAILURE OF A PARTY DULY NOTIFIED OF THE ARBITRATION HEARING TO APPEAR THEREAT.

22.2 BUYER'S RESORT TO OR PARTICIPATION IN SUCH ARBITRATION PROCEEDINGS SHALL NOT BAR SUIT IN A COURT OF COMPETENT JURISDICTION BY THE BUYER FOR DAMAGES AND/OR SPECIFIC PERFORMANCE UNLESS AND UNTIL THE ARBITRATION RESULTS IN AN AWARD TO THE SELLER OF LIQUIDATED DAMAGES, IN WHICH EVENT SUCH AWARD SHALL ACT AS A BAR AGAINST ANY ACTION BY BUYER FOR DAMAGES AND/OR SPECIFIC PERFORMANCE.

22.3 NOTICE: BY INITIALING IN THE SPACE BELOW YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY INITIALING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS SUCH RIGHTS ARE SPECIFICALLY INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY.

WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION TO NEUTRAL ARBITRATION.

Buyer's Initials ______ Seller's Initials ______

*ADR Services, Inc., - Los Angeles

23. Miscellaneous.

23.1 **Binding Effect.** This Agreement shall be binding on the Parties without regard to whether or not paragraphs 21 and 22 are initialed by both of the Parties. Paragraphs 21 and 22 are each incorporated into this Agreement only if initialed by both Parties at the time that the Agreement is executed. Signatures to this Agreement accomplished by means of electronic signature or similar technology shall be legal and binding.

23.2 **Applicable Law.** This Agreement shall be governed by, and paragraph 22.3 is amended to refer to, the laws of the state in which the Property is located. Any litigation or arbitration between the Parties hereto concerning this Agreement shall be initiated in the county in which the Property is located.

23.3 **Time of Essence.** Time is of the essence of this Agreement.

23.4 **Counterparts.** This Agreement may be executed by Buyer and Seller in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Escrow Holder, after verifying that the counterparts are identical except for the signatures, is authorized and instructed to combine the signed signature pages on one of the counterparts, which shall then constitute the Agreement.

23.5 **Waiver of Jury Trial. THE PARTIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INVOLVING THE PROPERTY OR ARISING OUT OF THIS AGREEMENT.**

23.6 **Conflict.** Any conflict between the printed provisions of this Agreement and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions. **Seller and Buyer must initial any and all handwritten provisions.**

23.7 **1031 Exchange.** Both Seller and Buyer agree to cooperate with each other in the event that either or both wish to participate in a 1031 exchange. Any party initiating an exchange shall bear all costs of such exchange. The cooperating Party shall not have any liability (special or otherwise) for damages to the exchanging Party in the event that the sale is delayed and/or that the sale otherwise fails to qualify as a 1031 exchange.

23.8 **Days.** Unless otherwise specifically indicated to the contrary, the word "days" as used in this Agreement shall mean and refer to calendar days.

24. Disclosures Regarding The Nature of a Real Estate Agency Relationship.

24.1 The Parties and Brokers agree that their relationship(s) shall be governed by the principles set forth in the applicable sections of the California Civil Code, as summarized in paragraph 24.2.

24.2 When entering into a discussion with a real estate agent regarding a real estate transaction, a Buyer or Seller should from the outset understand what type of agency relationship or representation it has with the agent or agents in the transaction. Buyer and Seller acknowledge being advised by the Brokers in this transaction, as follows:

(a) *Seller's Agent.* A Seller's agent under a listing agreement with the Seller acts as the agent for the Seller only. A Seller's agent or subagent has the following affirmative obligations: (1) *To the Seller:* A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Seller. (2) *To the Buyer and the Seller:* a. Diligent exercise of reasonable skills and care in performance of the agent's duties. b. A duty of honest and fair dealing and good faith. c. A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the Parties. An agent is not obligated to reveal to either Party any confidential information obtained from the other Party which does not involve the affirmative duties set forth above.

(b) *Buyer's Agent.* A selling agent can, with a Buyer's consent, agree to act as agent for the Buyer only. In these situations, the agent is not the Seller's agent, even if by agreement the agent may receive compensation for services rendered, either in full or in part from the Seller. An agent acting only for a Buyer has the following affirmative obligations. (1) *To the Buyer:* A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Buyer. (2) *To the Buyer and the Seller:* a. Diligent exercise of reasonable skills and care in performance of the agent's duties. b. A duty of honest and fair dealing and good faith. c. A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the Parties. An agent is not obligated to reveal to either Party any confidential information obtained from the other Party which does not involve the affirmative duties set forth above.

(c) *Agent Representing Both Seller and Buyer.* A real estate agent, either acting directly or through one or more associate licensees, can legally be the agent of both the Seller and the Buyer in a transaction, but only with the knowledge and consent of both the Seller and the Buyer. (1) In a dual agency situation, the agent has the following affirmative obligations to both the Seller and the Buyer: a. A fiduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either Seller or the Buyer. b. Other duties to the Seller and the Buyer as stated above in their respective sections (a) or (b) of this paragraph 24.2. (2) In representing

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both Seller and Buyer, the agent may not, without the express permission of the respective Party, disclose to the other Party confidential information, including, but not limited to, facts relating to either Buyer's or Seller's financial position, motivations, bargaining position, or other personal information that may impact price, including Seller's willingness to accept a price less than the listing price or Buyer's willingness to pay a price greater than the price offered. (3) The above duties of the agent in a real estate transaction do not relieve a Seller or Buyer from the responsibility to protect their own interests. Buyer and Seller should carefully read all agreements to assure that they adequately express their understanding of the transaction. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional. Buyer has the duty to exercise reasonable care to protect Buyer, including as to those facts about the Property which are known to Buyer or within Buyer's diligent attention and observation. Both Seller and Buyer should strongly consider obtaining tax advice from a competent professional because the federal and state tax consequences of a transaction can be complex and subject to change.

(d) *Further Disclosures*. Throughout this transaction Buyer and Seller may receive more than one disclosure, depending upon the number of agents assisting in the transaction. Buyer and Seller should each read its contents each time it is presented, considering the relationship between them and the real estate agent in this transaction and that disclosure. Buyer and Seller each acknowledge receipt of a disclosure of the possibility of multiple representation by the Broker representing that principal. This disclosure may be part of a listing agreement, buyer representation agreement or separate document. Buyer understands that Broker representing Buyer may also represent other potential buyers, who may consider, make offers on or ultimately acquire the Property. Seller understands that Broker representing Seller may also represent other sellers with competing properties that may be of interest to this Buyer. Brokers have no responsibility with respect to any default or breach hereof by either Party. The Parties agree that no lawsuit or other legal proceeding involving any breach of duty, error or omission relating to this transaction may be brought against Broker more than one year after the Date of Agreement and that the liability (including court costs and attorneys' fees), of any Broker with respect to any breach of duty, error or omission relating to this Agreement shall not exceed the fee received by such Broker pursuant to this Agreement; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

24.3 *Confidential Information*. Buyer and Seller agree to identify to Brokers as "Confidential" any communication or information given Brokers that is considered by such Party to be confidential.

25. Construction of Agreement. In construing this Agreement, all headings and titles are for the convenience of the Parties only and shall not be considered a part of this Agreement. Whenever required by the context, the singular shall include the plural and vice versa. This Agreement shall not be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole, as if both Parties had prepared it.

26. Additional Provisions.

Additional provisions of this offer, if any, are as follows or are attached hereto by an addendum or addenda consisting of paragraphs 28 through 35. (If there are no additional provisions write "NONE".)

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY AIR CRE OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS AGREEMENT OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1. **SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS AGREEMENT.**
2. **RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PROPERTY. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PROPERTY, THE INTEGRITY AND CONDITION OF ANY STRUCTURES AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PROPERTY FOR BUYER'S INTENDED USE.**

WARNING: IF THE PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THIS AGREEMENT MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED.

NOTE:

1. **THIS FORM IS NOT FOR USE IN CONNECTION WITH THE SALE OF RESIDENTIAL PROPERTY.**
2. **IF EITHER PARTY IS A CORPORATION, IT IS RECOMMENDED THAT THIS AGREEMENT BE SIGNED BY TWO CORPORATE OFFICERS.**

The undersigned Buyer offers and agrees to buy the Property on the terms and conditions stated and acknowledges receipt of a copy hereof.

Date: ______

BROKER

CBD Investment Inc.

Attn: Kevin Kan
Title: ______
Address: ______
Phone: ______
Fax: ______
Email: ______
Federal ID No.: ______
Broker DRE License #: ______
Agent DRE License #: 02094483

BUYER

SWC Group Inc., and/or Assignee

By: [signature] 06/11/2021 12:10 PM PDT
Name Printed: ______
Title: ______
Phone: ______
Fax: ______
Email: ______

By: ______
Name Printed: ______
Title: ______
Phone: ______
Fax: ______
Email: ______

Address: ______
Federal ID No.: ______

27. Acceptance.

27.1 Seller accepts the foregoing offer to purchase the Property and hereby agrees to sell the Property to Buyer on the terms and conditions therein specified.

27.2 In consideration of real estate brokerage service rendered by Brokers, Seller agrees to pay Brokers a real estate Brokerage Fee in a sum equal to 5 % of the Purchase Price to be divided between the Brokers as follows: Seller's Broker 2.5 % and Buyer's Broker 2.5 %. This Agreement shall serve as an irrevocable instruction to Escrow Holder to pay such Brokerage Fee to Brokers out of the proceeds accruing to the account of Seller at the Closing.

27.3 Seller acknowledges receipt of a copy hereof and authorizes Brokers to deliver a signed copy to Buyer.

NOTE: A PROPERTY INFORMATION SHEET IS REQUIRED TO BE DELIVERED TO BUYER BY SELLER UNDER THIS AGREEMENT.

Date: 06-11-21

BROKER

Major Properties

______
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SELLER

Paredes Diana K Tr / Shalom Trust

[initials]
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Attn: Ron Kim
Title: ________

Address: ________
Phone: ________
Fax: ________
Email: ________
Federal ID No.: ________
Broker DRE License #: 01417450
Agent's DRE License #: 01891773

By: [signature]
Name Printed: Diana K. Paredes
Title: ________
Phone: ________
Fax: ________
Email: ________

By: ________
Name Printed: ________
Title: ________
Phone: ________
Fax: ________
Email: ________

Address: ________
Federal ID No.: ________

AIR CRE * https://www.aircre.com * 213-687-8777 * contracts@aircre.com
NOTICE: No part of these works may be reproduced in any form without permission in writing.

______
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MAJOR PROPERTIES
REALTORS®
Commercial/Industrial Specialists
1200 West Olympic Blvd
Los Angeles, CA 90015
(213) 747-4151 FAX: (213) 749-7972

Addendum To:	**STANDARD OFFER, AGREEMENT and ESCROW INSTRUCTION FOR PURCHASE OF REAL ESTATE**
For:	**5058 Valley Blvd., Los Angeles, CA 90032**
By:	**SWC Group Inc., and/or Assignee, BUYER** **Paredes Diana K Tr / Shalom Trust, SELLER**
Dated:	**June 7, 2021**

28. BUYER'S VERIFICATION
The Buyer is purchasing the property in its "As-Is" condition, "With All Faults" and "As-Inspected" by the Buyer during the Buyers Due Diligence period and except as otherwise noted, Buyer, by signing and executing this Purchase Contract, acknowledges that Buyer will verify to Buyer's satisfaction: size and dimensions of building and land; type of construction; ceiling height; size, number and type of loading doors; electrical service, distribution and lighting; plumbing, number of sinks and toilets, and availability of on-site and street parking; availability of water, sewer, electric, natural gas, telephone lines and other utilities; zoning; and Buyer's ability to lawfully operate his business with the necessary Occupancy Permit and/or other permits pursuant to the laws, rules and regulations of the City and other appropriate governmental jurisdictions in which the premises is located. Lastly, Buyer warrants that Buyer is not relying on any representations of , Major Properties, verbal or written with respect to pertinent facts about the premises.

29. DISCLOSURE REGARDING REAL ESTATE AGENCY RELATIONSHIP
Attached.

30. INDEMNIFICATION
This Agreement provides for all agents to this real estate transaction to be indemnified and held harmless by the Buyer/Seller from the following:

a. Any dispute or action concerning or arising from Buyer's decision to buy or not buy said property;

b. Any claims or action arising from or due to any inaccuracy in information known or unknown, furnished or unfurnished by Seller;

c. Any actions concerning the verification of any items in this agreement and/or addenda hereto;

d. Any claims, disputes or actions relating to the choice of companies or vendors providing products or services relating to the inspection, or consultation relating to said property;

e. Any claims for personal injury, property damage, or loss in value of the property arising from or related to the physical condition of the property including, without limitation, any soils, structural, or design problems;

f. Any responsibility for the completion of modifications or repairs to the subject property, including but not limited to electrical, plumbing, partitioning, demolition, fencing and parking;

g. Any and all costs and expenses, including reasonable attorney's fees and costs suffered or incurred in connection with any of the above matters of indemnification;

31. The subject property ____ ~~has been~~, or __X__ has not been evaluated by a **Certified Access Specialist** for compliance with applicable disability access requirements.

32. ADA Clause - Attached.

33. MOLD DISCLOSURE AGREEMENT – Attached.

34. PROPERTY INFORMATION SHEET – Attached.

35. SELLER'S MANDATORY DISCLOSURE – Attached.

______ **Seller** ______ **Buyer**

MAJOR PROPERTIES
REALTORS®
Commercial/Industrial Specialists
1200 West Olympic Blvd
Los Angeles, CA 90015
(213) 747-4151 FAX: (213) 749-7972

#32

SALE/LEASE AMERICANS WITH DISABILITIES ACT
AND HAZARDOUS MATERIALS DISCLOSURE

The United States Congress has enacted the (ADA). Among other things, this act is intended to make many business establishments equally accessible to persons with a variety of disabilities; modifications to real property may be required. State and local laws also may mandate changes. The real estate brokers in this transaction are not qualified to advise you as to what, if any, changes may be required now or in the future. Owners and tenants should consult the attorneys and qualified design professionals of their choice for information regarding these matters. Real estate brokers cannot determine which attorneys or design professionals have the appropriate expertise in this area.

Various construction materials may contain items that have been or may in the future, be determined to be hazardous (toxic) or undesirable and may need to be specifically treated/handled or removed. For example, some transformers and other electrical components contain PCB's, and asbestos has been used in components such as fire-proofing, heating, and cooling systems, air duct insulation, spray-on and tile acoustical materials, linoleum, floor tiles, roofing , dry wall and plaster. Due to prior or current uses of the Property or in the area, the Property may have hazardous or undesirable metals, minerals, chemicals, hydrocarbons, or biological or radioactive items (including electric and magnetic fields) in soils, water, building components, above or below-ground containers or elsewhere in areas that may or may not be accessible or noticeable. Such items may leak or otherwise be released. Real estate agents have no expertise in the detection or correction of hazardous or undesirable items. Expert inspections are necessary. Current or future laws may require clean up by past, present and/or future owners and/or operators. It is the responsibility or the Seller/Lessor and Buyer/Tenant to retain qualified experts to detect and correct such matters and to consult with legal counsel or their choice to determine what provisions, if any, they may wish to include in transaction documents regarding the Property.

To the best of Seller/Lessor's knowledge, Seller/Lessor has attached to this disclosure, copies of all existing surveys and reports known to Seller/Lessor regarding asbestos and other hazardous materials and undesirable substances related to the Property. Sellers/Lessors are required under California Health and Safety Code Section 25916 et seq. to disclose reports and surveys regarding asbestos to certain persons, including their employees, contractors, co-owners, purchasers and tenants. Buyer/Tenants have similar disclosure obligations. Sellers/Lessors and Buyers/Tenants have additional hazardous materials disclosure responsibilities to each other under California Health and Safety Code Section 25359.7 and other California laws. Consult your attorney regarding this matter. Major Properties (Broker) is not qualified to assist you in this matter or provide you with other legal or tax advice.

BUYER

By: [signature]
Title: ____________
Date: 06/11/2021 12:10 PM PDT

SELLER

By: [signature]
Title: ____________
Date: 06-11-2021

5058 Valley Blvd., Los Angeles, CA 90032
Property Address

MAJOR PROPERTIES
REALTORS®
Commercial/Industrial Specialists
1200 West Olympic Blvd
Los Angeles, CA 90015
(213) 747-4151 FAX: (213) 749-7972

#33

MOLD DISCLOSURE AGREEMENT

There has been a great deal of publicity regarding the existence of mold (fungus) in homes, apartments and commercial buildings. Current information indicates that some types of mold may cause health problems for certain individuals. Not all molds are detectable by a visual inspection by a Broker or even a professional building inspector. It is also possible that the property could have a hidden mold problem that the Seller/Lessor is not aware of. The only way to provide a reasonable assurance that the property does not have a mold or other health hazard problem, is to retain the service of an environmental expert who will conduct tests. Normally, these tests will consist of an interior and exterior examination for airborne spores and a carpet test but other procedures may be necessary. Any mold should be professionally evaluated. Broker advises that every Buyer/Lessee should have a mold test performed by an environmental professional as either a separate test or an add-on to their whole property inspection. This is especially necessary if any of the inspection reports or disclosure documents indicate that there is evidence of past or present moisture, standing water or water intrusion at the property since most mold thrives on moisture. All inspections, including those to detect mold, should be completed within the inspection period established in the purchase contract. Any waiver or failure on the part of a Buyer/Lessee to complete and obtain all appropriate tests, including those for mold, is against the advice of Broker. Broker has not and cannot verify whether or not there is any health hazard at the property.

By signing this Disclosure Agreement you agree that Broker shall have no further responsibility for protecting you against the possibility of mold contamination of the property or any resulting injury. Nothing any sales agent may say to you can change this Agreement or the advice contained above.

Accepted and Agreed:

BUYER

By: [signature]
Title:
Date: 06/11/2021 12:10 PM PDT

SELLER

By: [signature]
Title:
Date: 06-11-2021

5058 Valley Blvd., Los Angeles, CA 90032
Property Address

AIRCRE contracts

PROPERTY INFORMATION SHEET

(For the sale or leasing of non-residential properties)

PREFACE:

Purpose: This Statement is NOT a warranty as to the actual condition of the Property/Premises. The purpose is, instead, to provide the brokers and the potential buyer/lessee with important information about the Property/Premises which is currently in the actual knowledge of the Owner and which the Owner is required by law to disclose.

Actual Knowledge: For purposes of this Statement the phrase 'actual knowledge' means: the awareness of a fact, or the awareness of sufficient information and circumstances so as to cause one to believe that a certain situation or condition probably exists.

TO WHOM IT MAY CONCERN:

Paredes Diana K Tr / Shalom Trust ("**Owner**"), owns the Property/Premises commonly known as (street address, city, state, zip) 5058 Valley Blvd., Los Angeles, CA 90032 located in the County of Los Angeles, and generally described as (describe briefly the nature of the Premises or Property) An approximately 1,175 sq. ft. of two building on approximately 6,750 sq. ft. of land, zoned LAC2. (hereinafter "**Property**"), and certifies that:

1. **Material Physical Defects.** Owner has no actual knowledge of any material physical defects in the Property or any improvements and structures thereon, including, but not limited to the roof, except (if there are no exceptions write "NONE"): There are some leaks on the roof, noticed during the last rain. 2 door frames need work.

2. **Equipment.**

A. Owner has no actual knowledge that the heating, ventilating, air conditioning, plumbing, loading doors, electrical and lighting systems, life safety systems, security systems and mechanical equipment existing on the Property as of the date hereof, if any, are not in good operating order and condition, except (if there are no exceptions write "NONE"): NONE.

B. Owner has no actual knowledge of any leases, financing agreements, liens or other agreements affecting any equipment which is being included with the Property, except (if there are no exceptions write "NONE"): NONE.

3. **Soil Conditions.** Owner has no actual knowledge that the Property has any slipping, sliding, settling, flooding, ponding or any other grading, drainage or soil problems, except (if there are no exceptions write "NONE"): Seller checked in 1990, at that time was clean. Buyer to verify through their own investigation.

4. **Utilities.** Owner represents and warrants that the Property is served by the following utilities (check the appropriate boxes) ☑ public sewer system and the cost of installation thereof has been fully paid, ☐ private septic system, ☑ electricity, ☐ natural gas, ☑ domestic water, ☑ telephone, and ☐ other: ________.

5. **Insurance.** Owner has no actual knowledge of any insurance claims filed regarding the Property during the preceding 3 years, except (if there are no exceptions write "NONE"): NONE, Buyer to verify through their own investigation.

6. **Compliance With Laws.** Owner has no actual knowledge of any aspect or condition of the Property which violates applicable laws, rules, regulations, codes, or covenants, conditions or restrictions, or of improvements or alterations made to the Property without a permit where one was required, or of any unfulfilled order or directive of any applicable government agency or of any casualty insurance company that any work of investigation, remediation, repair, maintenance or improvement is to be performed on the Property, except (if there are no exceptions write "NONE"): NONE, Buyer to verify through their own investigation.

7. **Hazardous Substances and Mold.**

A. Owner has no actual knowledge of the Property ever having been used as a waste dump, of the past or present existence of any above or below ground storage tanks on the Property, or of the current existence on the Property of asbestos, transformers containing PCB's or any hazardous, toxic or infectious substance whose nature and/or quantity of existence, use, manufacture or effect, render it subject to Federal, state or local regulation, investigation, remediation or removal as potentially injurious to public health or welfare, except (if there are no exceptions write "NONE"): NONE, Buyer to verify through their own investigation.

B. Owner represents and warrants that it is not currently, and never has been engaged in the business of hauling waste, and never stored hazardous substances on the Property, except (if there are no exceptions write "NONE"): NONE, Buyer to verify through their own investigation.

C. Owner has no actual knowledge of the existence on the Property of hazardous levels of any mold or fungi defined as toxic under applicable state or Federal law, except (if there are no exceptions write "NONE"): NONE, Buyer to verify through their own investigation.

8. **Fire Damage.** Owner has no actual knowledge of any structure on the Property having suffered material fire damage, except (if there are no exceptions write "NONE"): NONE, Buyer to verify through their own investigation.

9. **Actions, Suits or Proceedings.** Owner has no actual knowledge that any actions, suits or proceedings are pending or threatened before any court, arbitration tribunal, governmental department, commission, board, bureau, agency or instrumentality that would affect the Property or the right or ability of an owner or tenant to convey, occupy or utilize the Property, except (if there are no exceptions write "NONE"): NONE, Buyer to verify through their own investigation.

Owner has not served any Notices of Default on any of the tenants of the Property which have not been resolved except (if there are no exceptions write "NONE"): ________.

10. **Governmental Proceedings.** Owner has no actual knowledge of any existing or contemplated condemnation, environmental, zoning, redevelopment agency plan or other land use regulation proceedings which could detrimentally affect the value, use and operation of the Property, except (if there are no exceptions write "NONE"): NONE, Buyer to verify through their own investigation.

11. **Unrecorded Title Matters.** Owner has no actual knowledge of any encumbrances, covenants, conditions, restrictions, easements, licenses, liens, charges or other matters which affect the title of the Property that are not recorded in the official records of the county recorder where the Property is located, except (if there are no exceptions write "NONE"): NONE, see also prelimniary title report to be furnished by hicago Title Company.

12. **Leases.** Owner has no actual knowledge of any leases, subleases or other tenancy agreements affecting the Property, except (if there are no exceptions write "NONE"): 1. Foster and Kleisen until March 31, 2034. By annually $2,310.00. 2. Eucarmarciaon Ulloa - Tire Company, month to month. $3,000.00.

13. **Options.** Owner has no actual knowledge of any options to purchase, rights of first refusal, rights of first offer or other similar agreements affecting the Property, except (if there are no exceptions write "NONE"): NONE.

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14. **Short Sale/Foreclosure.** The ability of the Owner to complete a sale of the Property ☐ is contingent ☑ is not contingent upon obtaining the consent of one or more lenders to conduct a 'short sale', ie. a sale for less that the amount owing on the Property. (This paragraph only needs to be completed if this Property Information Sheet is being completed in connection with the proposed sale of the Property) One or more of any loans secured by the Property ☐ is ☑ is not in foreclosure.

15. **Energy Efficiency**. The Property ☐ has ☑ has not been granted an energy efficiency rating or certification such as one from the U.S. Green Building Council's Leadership in Energy and Environmental Design (LEED) or ☐ Seller/Lessor does not know if the Property has been granted such a rating or certificate. If such a rating or certification has been obtained please describe the rating or certification and provide the name of the organization that granted it: __________.

16. **Other.** (It will be presumed that there are no additional items which warrant disclosure unless they are set forth herein): __________.

The statements herein will be relied upon by brokers, buyers, lessees, lenders and others. Therefore, Owner and/or the Owner's Property Manager has reviewed and modified this printed statement as necessary to accurately and completely state all the known material facts concerning the Property. To the extent such modifications are not made, this statement may be relied upon as printed. This statement, however, shall not relieve a buyer or lessee of responsibility for independent investigation of the Property. Owner agrees to promptly notify, in writing, all appropriate parties of any material changes which may occur in the statements contained herein from the date this statement is signed until title to the Property is transferred, or the lease is executed. Signatures to this Statement accomplished by means of electronic signature or similar technology shall be legal and binding.

Date: 06-11-2021
(fill in date of execution)

OWNER
Paredes Diana K Tr / Shalom Trust

By: [signature]
Name Printed: __________
Title: __________

Buyer/lessee hereby acknowledges receipt of a copy of this Property Information Sheet on __________. (Fill in date received)

BUYER/LESSEE
SWC Group Inc., and/or Assignee

By: [signature] 06/11/2021 12:10 PM PDT
Name Printed: __________
Title: __________

AIR CRE * https://www.aircre.com * 213-687-8777 * contracts@aircre.com
NOTICE: No part of these works may be reproduced in any form without permission in writing.

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© 2017 AIR CRE. All Rights Reserved.

PI-8.03, Revised 10-22-2020

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AIRCRE contracts

SELLER'S MANDATORY DISCLOSURE STATEMENT

(DO NOT USE IN SALE OF RESIDENTIAL PROPERTIES WITH 1-4 UNITS)

This Seller's Mandatory Disclosure Statement ("**Disclosure**") is made pursuant to the requirements of and shall be a part of the ☑ STANDARD OFFER, AGREEMENT AND ESCROW INSTRUCTIONS FOR PURCHASE OF REAL ESTATE (See paragraph 9.1(a) thereof) or ☐ _________ (the "**Purchase Agreement**") dated for reference purposes as of June 7, 2021, regarding that certain real property commonly known as (street address, city, state, zip): 5058 Valley Blvd., Los Angeles, CA 90032 ("**Property**") wherein Paredes Diana K Tr / Shalom Trust is the Seller and SWC Group Inc., and/or Assignee is the Buyer. Note: This Disclosure does not replace the Property Information Sheet published by AIR CRE ("**AIR**") and, unless not required by the Purchase Agreement, Seller should also provide Buyer the Property Information Sheet.

1. **NATURAL HAZARDS DISCLOSURES.** To make the disclosures required by California Government Code Section 8589.3 (a special flood hazard area), California Government Code Section 8589.4 (dam failure inundation area), California Government Code Sections 51178 or 51179, and 51182 (very high fire hazard severity zone), California Public Resources Code Sections 4125, 4142 and 4291 (wildlands fire area), California Public Resources Code Section 2622 (earthquake fault zone), and California Public Resources Code Section 2696 (seismic hazard zone) ("**Natural Hazards Disclosures**"), Seller provides Buyer a natural hazards report ("**Natural Hazards Report**") prepared by:

☑ ***AIR CRE Approved Professional Consultant: myNHD Inc., 800-814-2922,*** https://www.myNHD.com, or ☐ _________, _________, and the Natural Hazards Report is attached.

2. **EARTHQUAKE SAFETY.** If the improvements on the Property were constructed prior to 1975 and include structures with either (i) pre-cast (e.g., tilt-up) concrete or reinforced masonry walls together with wood frame floors or roofs, or (ii) unreinforced masonry walls, then California Business & Professions Code §10147; Government Code §§8875.6, 8875.9, 8893.2, and 8893.3; and California Civil Code §2079.9 require Seller to provide Buyer a copy of The Commercial Property Owner's Guide to Earthquake Safety (the "**Booklet**") published by the California Seismic Safety Commission, available through the following link: https://ssc.ca.gov/forms_pubs/cog. ☐ Seller is not required to provide the Booklet to Buyer. ☐ Seller is required to provide the Booklet to Buyer, which Booklet Seller is hereby providing to Buyer.

3. **FLOOD DISASTER INSURANCE.** If Seller or Seller's predecessor-in-interest has previously received Federal flood disaster assistance and such assistance was conditioned upon obtaining and maintaining flood insurance on the Property, Federal law, i.e., 42 U.S.C. §5154a, mandates that prospective purchasers be advised that they will be required to obtain and maintain such insurance on the Property and that if such insurance is not maintained and the Property is thereafter damaged by a flood disaster, the purchaser may be required to reimburse the Federal Government for the disaster relief provided. Buyer is hereby informed that to the best of Seller's knowledge, Federal flood disaster assistance ☐ has or ☐ has not been previously received with regard to the Property. Note: If such disaster assistance has been received, the law specifies that the required notice be "contained in documents evidencing the transfer of ownership".

4. **WATER HEATER BRACING.** The Property ☐ does or ☐ does not contain one or more water heaters of 120 gallons or less. If the Property does contain one or more water heaters of 120 gallons or less, then as required by California Health and Safety Code §19211, Seller hereby certifies to Buyer that all such water heaters ☐ have or ☐ have not been braced, strapped and/or anchored in accordance with law.

5. **TITLE INSURANCE.** If the Purchase Agreement does not provide that Buyer will be provided with title insurance, Buyer is strongly urged to consider purchasing title insurance. In accordance with California Civil Code §1057.6, Buyer is advised as follows:

IMPORTANT: IN A PURCHASE OR EXCHANGE OF REAL PROPERTY, IT MAY BE ADVISABLE TO OBTAIN TITLE INSURANCE IN CONNECTION WITH THE CLOSE OF ESCROW SINCE THERE MAY BE PRIOR RECORDED LIENS AND ENCUMBRANCES WHICH AFFECT YOUR INTEREST IN THE PROPERTY BEING ACQUIRED. A NEW POLICY OF TITLE INSURANCE SHOULD BE OBTAINED IN ORDER TO ENSURE YOUR INTEREST IN THE PROPERTY THAT YOU ARE ACQUIRING.

6. **METHAMPHETAMINE LABORATORY ACTIVITY.** As required by California Health and Safety Code §25400.28, Seller notifies Buyer that a government order identifying the Property as contaminated by methamphetamine laboratory activity ☐ has been received by Seller (copy of such order is attached), or ☐ has not been received by Seller.

7. **HAZARDOUS SUBSTANCES.** If the Property is non-residential property, then as required by California Health and Safety Code §25359.7 Seller notifies Buyer that: ☐ Seller neither knows nor has reasonable cause to believe that any release of hazardous substance (as such terms are defined by California Health and Safety Code §§25320 and 25316) has come to be located on or beneath the Property, or ☐ Seller knows or has reasonable cause to believe that a release of hazardous substance has come to be located on or beneath the Property.

8. **WATER CONSERVING PLUMBING FIXTURES.** For multi-family residential (containing more than one unit) and commercial properties built before January 1, 1994: California Civil Code §1101.5 requires all noncompliant plumbing fixtures to be replaced before January 1, 2019 with water-conserving plumbing fixtures. As required by California Civil Code §1101.5(e), Seller discloses that the Property ☐ was built after January 1, 1994 and is exempt from this statute; ☐ does include noncompliant plumbing fixtures; or ☐ does not include any noncompliant plumbing fixtures.

9. **DEATH ON THE PROPERTY.** As required by California Civil Code §1710.2, Seller ☐ does or ☐ does not know of the death on the Property of an occupant of the Property in the three years before the date of Buyer's offer to purchase the Property per the Purchase Agreement.

10. **OTHER.** _________

Seller believes the information provided in this Disclosure by Seller is true and correct to the best knowledge of Seller as of the date of this Disclosure, but Seller states that Seller has exercised good faith in the selection of a Natural Hazards Expert, Seller has not independently verified, and Seller is not obligated to verify, the information contained in the Natural Hazards Report, and makes no representation or warranty as to the truth or accuracy of any information contained in the Natural Hazards Report. Buyer agrees the Natural Hazards Report satisfies Seller's legal duty to make the Natural Hazards Disclosures, the provider of the Natural Hazards Report shall be deemed to be an expert dealing with matters within the scope of its expertise with respect to the examination and written report regarding the Natural Hazards Disclosures, and California Civil Code §1103.4 which deals with a seller's non-liability for errors and/or omissions not within such seller's personal knowledge shall be deemed to apply to Seller.

The hazards referenced in this Disclosure may limit the ability of the owner of the Property to develop the Property, to obtain insurance, or to receive assistance after a disaster. The maps on which the Natural Hazards Report are based estimate where natural hazards exist and are not definitive indicators of whether or not a property will be affected by a natural disaster. Buyer is advised to obtain professional advice regarding those hazards and other hazards that may affect the Property.

Applicable laws and the areas covered by the various natural hazard zones, etc. may change. Seller shall not be required to notify Buyer if the information provided in the Natural Hazards Report becomes inaccurate as a result of any governmental action, map revision, changed information, or other act or occurrence, unless Seller has actual knowledge that the information has become inaccurate. Prior to the close of escrow, Buyer may wish to again check the status of the Property. Also, Buyer is advised to verify with appropriate local governmental agencies, such as the city and/or county in which the Property is located, to determine if they have established natural hazard zones in addition to those listed above. Signatures to this Disclosure accomplished by means of electronic signature or similar technology shall be legal and binding. This Disclosure may be executed in counterparts.

The statements herein are not intended to be full or complete disclosure of all possible impacts on Buyer and/or the Property. If a matter is disclosed regarding

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© 2017 AIR CRE. All Rights Reserved.
SMD-7.00, Revised 12-10-2020
Last Edited: 6/8/2021 4:38 PM
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the Property, Buyer is advised to:

1. Review the entirety of all laws applicable to such disclosed matter.
2. Seek advice of counsel as to the legal consequence of any disclosed matters.
3. Retain appropriate consultants to review and investigate the impact of all such disclosed matters.

Neither AIR CRE nor any of the brokers make any representation, warranty or recommendation regarding the legal sufficiency, legal effect or any other consequences of this Disclosure.

Date: 06-11-2021

SELLER

Paredes Diana K Tr / Shalom Trust

By: [signature]

Name Printed: Diana K. Paredes

Title: ____

Buyer acknowledges receipt of this Disclosure together with the Natural Hazards Report, the Booklet and any other documents referenced herein (as applicable) as being provided to Buyer, and agrees to the above terms and conditions.

Date: 06/11/2021 12:10 PM PDT

BUYER

SWC Group Inc., and/or Assignee

By: [signature]

Name Printed: ____

Title: ____

AIR CRE * https://www.aircre.com * 213-687-8777 * contracts@aircre.com

NOTICE: No part of these works may be reproduced in any form without permission in writing.

____ INITIALS

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© 2017 AIR CRE. All Rights Reserved.

SMD-7.00, Revised 12-10-2020

Last Edited: 6/8/2021 4:38 PM

Page 2 of 2

Please note that the terms "Seller" and "Buyer" are defined by the CA Civil Code to include a lessor and lessee, respectively.

REPRESENTATION CONFIRMATION

Date:	June 7, 2021
Seller:	Paredes Diana K Tr / Shalom Trust
Buyer:	SWC Group Inc., and/or Assignee
Property Name:	
Street Address, City, State:	5058 Valley Blvd., Los Angeles, CA 90032
Further described as:	An approximately 1,175 sq. ft. of two building on approximately 6,750 sq.

ft. of land, zoned LAC2

A real estate agent, either acting directly or through one or more associate licensees, can legally be the agent of both the Seller and the Buyer in a transaction, but only with the knowledge and consent of both the Seller and the Buyer. In a dual agency situation, the agent has the following affirmative obligations to both the Seller and the Buyer:

(a) A fiduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either the Seller or the Buyer.
(b) Other duties to the Seller and the Buyer as stated above in their respective sections.

In representing both Seller and Buyer, the agent may not, without the express permission of the respective party, disclose to the other party that the Seller will accept a price less than the listing price or that the Buyer will pay a price greater than the price offered. The above duties of the agent in a real estate transaction do not relieve a Seller or Buyer from the responsibility to protect his or her own interests. You should carefully read all agreements to assure that they adequately express your understanding of the transaction. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional. Throughout your real property transaction you may receive more than one disclosure form, depending upon the number of agents assisting in the transaction. The law requires each agent with whom you have more than a casual relationship to present you with this disclosure form. You should read its contents each time it is presented to you, considering the relationship between you and the real estate agent in your specific transaction.

Ron Kim – Major Properties is the Agent of (check

Name of Listing Agent

☑the Seller exclusively

Kevin Kan - CBD Investment Inc. is the Agent of (check one

Name of Selling Agent (Procuring Broker) if not the same as the Listing Agent

☑the Buyer exclusively

SELLER/LESSORBUYER/LESSEE

BY:	BY: Kevin Kan 06/11/2021 01:53 PM PDT
PRINT NAME: Ron Kim	PRINT NAME: Kevin Kan
TITLE:	TITLE:

Please note that the terms "Seller" and "Buyer" are defined by the CA Civil Code to include a lessor and lessee, respectively.

DISCLOSURE REGARDING REAL ESTATE AGENCY RELATIONSHIP

(As required by the Civil Code)

When you enter into a discussion with a real estate agent regarding a real estate transaction, you should from the outset understand what type of agency relationship or representation you wish to have with the agent in the transaction.

SELLER'S AGENT

A Seller's agent under a listing agreement with the Seller acts as the agent for the Seller only. A Seller's agent or a subagent of that agent has the following affirmative obligations:

To the Seller: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Seller.

To the Buyer and the Seller:

(a) Diligent exercise of reasonable skill and care in performance of the agent's duties.

(b) A duty of honest and fair dealing and good faith.

(c) A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the parties.

An agent is not obligated to reveal to either party any confidential information obtained from the other party that does not involve the affirmativeduties set forth above.

BUYER"SAGENT

A selling agent can, with a Buyer's consent, agree to act as agent for the Buyer only. In these situations, the agent is not the Seller's agent, even if by agreement the agent may receive compensation for services rendered, either in full or in part from the Seller. An agent acting only for a Buyer has the following affirmative obligations.

To the Buyer: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Buyer.

To the Buyer and the Seller:

(a) Diligent exercise of reasonable skill and care in performance of the agent's duties.

(b) A duty of honest and fair dealing and good faith.

(c) A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the parties. An agent is not obligated to reveal to either party any confidential information obtained from the other party that does not involve the affirmative duties set forth above.

AGENT REPRESENTING BOTH SELLER AND BUYER

A real estate agent, either acting directly or through one or more associate licenses, can legally be the agent of both the Seller and the Buyer in a transaction, but only with the knowledge and consent of both the Seller and the Buyer. In a dual agency situation, the agent has the following affirmative obligations to both the Seller and the Buyer:

(a) A fiduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either the Seller or the Buyer.

(b) Other duties to the Seller and the Buyer as stated above in their respective sections.

In representing both Seller and Buyer, the agent may not, without the express permission of the respective party, disclose to the other party that the Seller will accept a price less than the listing price or that the Buyer will pay a price greater than the price offered. The above duties of the agent in a real estate transaction do not relieve a Seller or Buyer from the responsibility to protect his or her own interests. You should carefully read all agreements to assure that they adequately express your understanding of the transaction. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional. Throughout your real property transaction you may receive more than one disclosure form, depending upon the number of agents assisting in the transaction. The law requires each agent with whom you have more than a casual relationship to present you with this disclosure form. You should read its contents each time it is presented to you, considering the relationship between you and the real estate agent in your specific transaction. This disclosure form includes the provisions of Sections 2079.13 to 2079.24, inclusive, of the Civil Code set forth on the reverse hereof. Read it carefully.

Major Properties
Agent

____
Associate Licensee Signature (Date)

Ron Kim
Associate Licensee Printed Name

01891773
BRE#

____
Buyer Signature (Date)

SWC Group Inc., and/or Assignee
Buyer Printed Name

[signature] 06-11-2021
Seller Signature (Date)

Paredes Diana K Tr / Shalom Trust
Seller Printed Name

2079 13. As used in Section 2079 14 to 2079 24. Inclusive, the following terms have the following meanings:

(a) "Agent" means a person acting under provisions of Title 9 (commencing with Section 2295) in a real property transaction, and includes a person who is licensed as a real estate broker under Chapter 3 (commencing with Section 10130) of part 1 of Division 4 of the Business and Professionals Code, and under whose license a listing is executed or an offer to purchase is obtained

(b) "Associate license" means a person who is licensed as a real estate broker or salesperson under Chapter 3 (commencing with Section 10130) of Part 1 of Division 4 of the Business and Professions Code and who is either licensed under a broker or has entered into a written contract with a broker to act as the broker's agent in connection with acts requiring a real estate license and to function under the broker's supervision in the capacity of an associate licensee. The agent in the real property transaction bears responsibility for his or her associate licensees who perform as agents of the agent. When an associate licensee owes a duty to any principal, or to any buyer or seller who is not a principal. In a real property transaction, that duty is equivalent to the duty owed to that party by the broker for whom the associate licensee functions.

(c) "Buyer" means a transferee in a real property transaction and includes a person who executes an offer to purchase real property from a seller through an agent, or who seeks the services of an agent in more than a casual, transitory, or preliminary manner, with the object of entering into a real property transaction. "Buyer" includes vendee or lessee.

(d) "Dual agent" means an agent acting, either directly or through an associate licensee, as agent for both the seller and the buyer in a real property transaction.

(e) Listing agreement" means a contract between an owner of real property and an agent by which the agent has been authorized to sell the real property or to find or obtain a buyer.

(f) "Listing agent" means a person who has obtained a listing of real property to act as an agent for compensation.

(g) "Listing price" is the amount expressed in dollars specified in the listing for which the seller is willing to sell the real property through the listing agent.

(h) "Offering price" is the amount expressed in dollars specified in an offer to purchase for which the buyer is willing to buy the real property.

(i) "Offer to purchase" means a written contract executed by a buyer acting through a selling agent which becomes the contract for the sale of the real property upon acceptance by the seller

(j) "Real property" means any estate specified by subdivision (1) or (2) of Section 761 in property which constitutes or is improved with one to four dwelling units, any leasehold in this type of property exceeding one year's duration, and mobile homes when offered for sale or sold through an agent pursuant to the authority contained in Section 101316 of the Business and Professions Code

(k) "Real property transaction" means a transaction for the sale of real property in which an agent is employed by one or more of the principals to act in that transaction, and includes a listing or an offer to purchase.

(l) "Sell", "sale", ""sold" refers to a transaction for the transfer of real property from the seller to the buyer, and includes exchanges of real property between the seller and buyer, transactions for the creation of a real property sales contract within the meaning of Section 2985, and transactions for the creation of a leasehold exceeding one year's duration.

(m) "Seller" means the transferor in a real property transaction, and includes an owner who lists real property with an agent, whether or not a transfer results, or who receives an offer to purchase real property of which he or she is the owner from an agent on behalf of another. "Seller" includes both a vendor and a lessor

(n) "Selling agent" means a listing agent who acts alone, or an agent who acts in cooperation with a listing agent, and who sells or finds and obtains a buyer for the real property, or an agent who locates property for a buyer or who finds a buyer for a property for which no listing exists and presents an offerto purchase to the seller

(o) "Subegent" means a person to whom an agent delegates agency powers as provided in Article 5 (commencing with Section 2349) of Chapter 1 of Title 9. However, "subagent" does not include an associate licensee who is acting under the supervision of an agent in a real property transaction.

2079 14. Listing agents and selling agents shall provide the seller and buyer in a real property transaction with a copy of the disclosure form specified in Section 2079.16 and, except as provided in subdivision (c) shall obtain a signed acknowledgement of receipt from that seller or buyer, except as provided in this section or Section 2079 15 as follows:

(a) The listing agent, if any shall provide the disclosure form to the seller prior to entering into the listing agreement

(b) The selling agent shall provide the disclosure form to the seller as soon as practicable prior to presenting the seller with an offer to purchase, unless the selling agent previously provided the seller with a copy of the disclosure form pursuant to subdivision

(c) Where the selling agent does not deal on a face-to-face basis with the seller, the disclosure form prepared by the selling agent may be furnished to the seller (and acknowledgement of receipt obtained for the selling agent from the seller) by the listing agent, or the selling agent may deliver the disclosure form by certified mail addresses to the seller at his or her last known address, in which case no signed acknowledgement of receipt is required

(d) The selling agent shall provide the disclosure form to the buyer as soon as practicable prior to execution of the buyer's offer to purchase, except that if the offer to purchase is not prepared by the selling agent, the selling agent shall present the disclosure form to the buyer not later than the next business day after the selling agent receives the offer to purchase from the buyer.

2079 15 In any circumstance in which the seller or buyer refuses to sign an acknowledgement of receipt pursuant to Section 2079.14, the agent, or an associate licensee acting for an agent, shall set forth, sign, and date a written declaration of the facts of the refusal

2079 16 Appears on Front of this Form

2079 17.

(a) As soon as practicable the selling agent shall disclose to the buyer and seller whether the selling agent is acting in the real property transaction exclusively as the buyer's agent, exclusively as the seller's agent, or as a dual agent representing both the buyer and the seller. This relationship shall be confirmed in the contract to purchase and sell real property or in a separate writing executed or acknowledged by the seller, the buyer, and the selling agent prior to coincident with execution of that contract by the buyer and the seller, respectively

(b) As soon as practicable, the listing agent shall disclose to the seller whether the listing is acting in the real property transaction exclusively as the seller's agent, or as a dual agent representing both the buyer and seller. This relationship shall be confirmed in the contract to purchase and sell real property or in a separate writing executed or acknowledged by the seller and the listing agent prior to or coincident with the execution of that contract by the seller.

(c) The confirmation required by subdivisions (a) and (b) shall be in the following form

(SAMPLE ONLY - DO NOT FILL OUT)

_____________ is the Listing agent of (check one) ( ) the seller exclusively or ( ) both the buyer and seller

_____________ is the Selling agent, *if not the same as the Listing Agent* of (check one) ( ) the buyer exclusively or ( ) the seller exclusively or ( ) both the buyer and seller

(d) The disclosures and confirmation required by this section shall be in addition to the disclosure required by Section 2079.14.

2079.18. No selling agent in a real property transaction may act as an agent for the buyer only, when the selling agent is also acting as the listing agent in the transaction.

2079 19 The payment of compensation or the obligation to pay compensation to an agent by the seller or buyer is not necessarily determinative of a particular agency relationship between an agent and the seller or buyer. A listing agent and a selling agent may agree to share any compensation or commission paid, or any right to any compensation or commission for which an obligation arises as the result of a real estate transaction, and the terms of any such agreement shallnot necessarily be determinative of a particular relationship.

2079 20. Nothing in this article prevents an agent from selecting, as a condition of the agent's employment, a specific form of agency relationship not specifically prohibited by this article if the requirements of Section 2079.14 and Section 2079 17 are compiled with.

2079 21. A dual agent shall not disclose to the buyer that the seller is willing to sell the property at a price less than the listing price, without the express written consent of the seller. A dual agent shall not disclose to the seller that the buyer is willing to pay a price greater than the offering price, without the express written consent of the buyer. This section does not alter in any way the duty or responsibility of a dual agent to any principal with respect to confidential information other than price.

2079 22 Nothing in this article precludes a listing agent from also being a selling agent, and the combination of these functions in one agent does not of itself, make that agent a dual agent.

2079 23 A contract between the principal and agent may be modified or altered to change the agency relationship at any time before the performance of the act which is the object of the agency with the written consent of the parties to the agency relationship.

2079 24. Nothing in this article shall be construed to either diminish the duty of disclosure owed buyers and sellers by agents and their associates licensees, subagents, and employees or to relieve agents and their associate licensees, subagents, and employees from liability for their conduct in connection with acts governed by this article or for any breach of a fiduciary duty or a duty of disclosure